UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2010

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	27
Financial Statements	52
Notes to Financial Statements	59
Financial Highlights	78
Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds
Market Review

The six months ended September 30, 2010 (the “Reporting Period”) brought the first signals of slowing momentum in global economic growth — a development that in our view was broadly consistent with the traditional cycle of recovery. After the recession ended in June 2009 (the date officially cited by the National Bureau of Economic Research), the world’s largest economies had begun to rebound. However, by the spring of 2010, global economic conditions showed signs of deterioration. The slowdown was most evident in the U.S. and China, raising concerns that the world’s two largest economies — both crucial sources of worldwide demand — might lead the global economy into a double-dip of the recession. Doubts about the sustainability of the global economic recovery drove sharp declines in government bond yields. In the U.S., for example, yields on 10-year Treasuries fell from 3.87% at the beginning of the Reporting Period to 2.51% on September 30, 2010.

During the second calendar quarter, the broader market impact of the economic slowdown was magnified by the sovereign debt crisis unfolding in Europe. Investors’ risk appetite suffered against this backdrop, and corporate bonds and emerging markets debt weakened in line with falling equity prices. By May, doubts about the solvency of peripheral European nations — Portugal, Italy, Ireland, Greece and Spain — had reached a fevered pitch. Those solvency concerns were based on high indebtedness and record budget deficits among the peripheral European nations. On April 27th, Greece’s debt rating was cut to junk by Standard & Poor’s, and risk premiums rose on Greek debt and on the sovereign debt of its similarly fiscally troubled neighbors, threatening a crisis. European lawmakers worked jointly with the International Monetary Fund (IMF) and the European Central Bank (ECB) to avert a liquidity crisis and to prevent contagion from spreading around the world through Europe’s still-fragile banking system. Although policymakers’ response succeeded in stabilizing peripheral European markets, volatility continued to flare intermittently through the end of the Reporting Period.

Riskier fixed income assets recovered during the third calendar quarter much of the ground they had lost in the months prior, and corporate bond markets experienced a record surge in new issuance. This rebound in risk appetite was helped by stronger economic signals. For example, reports of second quarter Gross Domestic Product (GDP) figures indicated that growth in the Eurozone had outstripped that of both the U.S. and Japan, primarily because of improved domestic demand among the largest European states and Germany’s exceptional exports strength. September’s economic data showed that while U.S. manufacturing and services activity had slowed, both sectors continued to expand. In China, expansion of its manufacturing sector seemed to be re-accelerating, judging by the most recently available purchasing managers survey. Still, economic growth remained below trend across the G-3 (the three largest developed economies — the U.S., Eurozone and Japan).

In the U.S., with consumer demand still weak and employment still declining, attention turned to the dwindling policy options for further stimulus. The increased focus on the widening fiscal deficit made substantial increases in government spending unlikely. Short-term interest rates had remained near zero for almost two years. During September, Federal Reserve (the “Fed”) policymakers began to demonstrate a clear willingness to revisit the exceptional bond-buying strategy it had halted earlier this year, thereby opening the door to a resumption of a second round of quantitative easing. As a result, by the end of the Reporting Period, U.S. markets were strongly positioned for more aggressive Treasury purchases by the Fed, and two-year Treasury yields had reached an all-time low near 0.5%.

MARKET REVIEW

Looking Ahead

During the Reporting Period, we grew increasingly convinced that the positives in the global economy outweigh the negatives and that economic growth will likely continue at a slow but steady pace. In the U.S., we believe the building blocks for growth are still in place and that downside risks are limited by two key factors. First, the Fed is likely, in our view, to resume quantitative easing, which should keep financial conditions highly accommodative. Second, leverage, or the use of borrowed money, in the U.S. private sector and financial system broadly has declined dramatically since 2008, and as such, we think the possibility of another severe pullback in either asset prices or employment is significantly reduced.

The biggest risk to continued economic recovery, in our view, is fiscal tightening in the U.S., where $270 billion of tax cuts and $75 billion of tax credits are scheduled to expire at the end of 2010. We estimate the expiration of these measures would be equivalent to approximately a 10% annualized decline in disposable income, or about 2% of GDP. If this scenario materializes, the risk of a double-dip recession in the U.S. may well rise. We further believe that a massive amount of quantitative easing from the Fed would be required to offset the impact of such a scenario on economic growth. However, that said, at the end of the Reporting Period, we considered this a low-probability risk and believed that a compromise would likely be reached to extend most of these tax measures for at least the next couple of years.

From an investment perspective, we think the slow but steady economic growth environment, combined with Fed asset purchases, favors overweight positions in high quality non-Treasury sectors. We anticipate that U.S. interest rates may stabilize as economic growth settles into a slower but steady range. Given our view that the Fed will resume quantitative easing, we favored an overweight position in the intermediate portion of the U.S. yield curve, or spectrum of maturities, at the end of the Reporting Period. In the intermediate, i.e. five- to ten-year, portion of the yield curve, we believe the likelihood of further quantitative easing reduces the downside risk of higher interest rates and increases the possibility of a stronger rally in rates than would be justified by economic fundamentals alone. We believe, however, that rates on 30-year maturities are likely to move higher on investor concerns about the potential long-term inflationary effect of more quantitative easing.

Against this backdrop, we saw value in high quality non-Treasury sectors, including corporate bonds and certain agency mortgage-backed securities. Yields on corporate bonds were low at the end of the Reporting Period, but the difference between yields on corporate bonds and U.S. Treasuries remained near long-term historical averages. As a result, we believe much of the yield on corporate bonds was compensation for credit risk, which, in our view, is low and declining given the prevalence of high corporate cash balances and cautious, credit-friendly business strategies.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Enhanced Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional and Administration Shares generated cumulative total returns, without sales charges, of 0.13%, −0.34%, 0.30% and 0.18%, respectively. These returns compare to the 0.36% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.21% and 0.51%, respectively, over the same time period.

The Fund’s Class IR Shares were launched on July 30, 2010. During the period from inception through September 30, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charge, of 0.21%. This compares to the 0.10% cumulative total return of the Enhanced Income Composite during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the corporate bond and government/agency sectors contributed positively.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to debt backed by the FDIC (Federal Deposit Insurance Corporation) added value, especially in May, when the demand for debt with an explicit government guarantee peaked. At that time, a classic flight to quality took hold, as investor concerns regarding bank liquidity and the possible contagion effect of the sovereign credit risk of the peripheral European nations drove spreads, or the differential in yields between a particular sector’s securities and U.S. Treasuries, wider across markets. The markets experienced their largest correction since March 2009.

Selection of short-dated corporate bonds also contributed positively to Fund results during the Reporting Period, especially during the third calendar quarter. Sentiment in the corporate bond market showed signs of improvement, buoyed by the results of the European bank stress tests and strong corporate earnings reports. Technicals in the corporate bond market also bettered, as liquidity within the corporate bond sector hit an all-time high and credit metrics showed signs of improvement as companies repaired their balance sheets.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During May, we held underweighted

PORTFOLIO RESULTS

positions in the five-year segment of the U.S. Treasury yield curve, as we believed contagion risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns. The improving economic growth data in mid-May further backed our positioning decision. However, such positioning hurt performance as U.S. Treasury yields dropped sharply during the second calendar quarter. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	As a tool to get exposure to single name credits and to manage credit and interest rate risks, the Fund used Treasury and Eurodollar futures and credit default swaps during the Reporting Period. Through the use of Treasury and Eurodollar futures, we were able to implement security specific views in a cost effective manner. By using single name credit default swaps, we were able to gain exposure to single names when the opportunity to efficiently do so via cash bonds was not present in the secondary market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to investment grade corporate bonds. U.S. companies in particular have undertaken substantial balance sheet repair during the economic downturn. We expect them to maintain conservative balance sheets and lean operating structures in light of weak consumer confidence and increased regulatory pressures.

Q	How was the Fund positioned relative to its benchmark indices at the end of September 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark indices, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as asset-backed securities and investment-grade corporate bonds. The Fund also had exposure to covered bonds. Covered bonds are securities created from either mortgage loans or public sector loans and make up one of the oldest and largest sectors of the European bond market. The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer duration relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

	Fund Total	Six-Month	One-Year	Goldman Sachs	30-Day	30-Day
	Return	U.S.	U.S.	Enhanced	Standardized	Standardized
April 1, 2010–	(based on	Treasury	Treasury	Income Fund	Subsidized	Unsubsidized
September 30, 2010	NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index	Yield[3]	Yield[3]

Class A	0.13%	0.21%	0.51%	0.36%	0.31%	0.31%
Class B	-0.34	0.21	0.51	0.36	-0.43	-0.43
Institutional	0.30	0.21	0.51	0.36	0.65	0.65
Administration	0.18	0.21	0.51	0.36	0.40	0.40

July 30, 2010– September 30, 2010

Class IR	0.21%	N/A	N/A	0.10%	0.72%	0.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.78%	2.73%	2.88%	2.95%	8/2/00
Class B	-5.09	N/A	N/A	0.67	6/20/07
Institutional	1.10	3.44	3.41	3.48	8/2/00
Class IR	N/A	N/A	N/A	0.21	7/30/10
Administration	0.85	3.22	3.18	3.24	8/2/00

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B shares for the period after conversion reflect the performance of Class A shares. Because Institutional, Class IR and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.63%	0.68%
Class B	1.38	1.43
Institutional	0.29	0.34
Class IR	0.38	0.43
Administration	0.54	0.59

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Government Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 4.78%, 4.39%, 4.39%, 4.90%, 4.64%, 4.91% and 4.59%, respectively. These returns compare to the 5.30% cumulative total return of the Fund’s benchmark, the Barclays Capital Government/ Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized sector also was a key factor contributing positively to the Fund’s performance.

The primary detractor from Fund performance was its short U.S. duration bias relative to the Barclays Index, as interest rates declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency residential mortgage-backed securities (RMBS) was particularly beneficial during the Reporting Period. Despite a short-lived sell-off in May, non-agency RMBS performed strongly, driven by supportive supply and demand dynamics.

Individual issue selection of agency mortgage-backed securities contributed as well. During the latter part of the Reporting Period, mortgage rates reached historically low levels and concerns surrounding a refinancing wave and heightened prepayment risk mounted within the mortgage-backed securities sector. Against this backdrop, select agency mortgage-backed securities, such as low-loan balanced pools, outperformed securities more susceptible to prepayment risk. The Fund was positioned to benefit from such market conditions. Additionally, individual issue selection of other categories of agency bonds contributed positively to Fund results during the Reporting Period.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s shorter U.S. duration relative to the Barclays Index from May through July was the primary detractor from performance, as interest rates declined during the Reporting Period During the second and third calendar quarters, 10-year U.S. Treasury rates declined approximately 135 basis points to 2.51%, driven by reports pointing to weaker than expected economic data. During the third calendar quarter, the Fed’s decision to reinvest mortgage paydowns into U.S. Treasuries, together with the market speculating about an additional round of quantitative easing, or buying of U.S. Treasuries by the Fed, led yields even lower. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund utilized eurodollar futures, Treasury futures and interest rate swaps. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to agency mortgage-backed securities from an underweighted position to an overweighted one. We reduced the Fund’s exposure to quasi-government securities, including agency securities and FDIC (Federal Deposit Insurance Corporation)-guaranteed corporate bonds. Toward the end of the Reporting Period, we shifted from a net short U.S. duration to a net long bias in U.S. duration.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had overweighted allocations relative to the Barclays Index in quasi-government securities, including government-guaranteed corporate bonds, as well as in RMBS and asset-backed securities. The Fund also had a modest exposure to commercial mortgage-backed securities (CMBS), which is a sector not represented in the Barclays Index. The Fund had an underweighted exposure relative to the benchmark index in U.S. government securities. The Fund maintained a modestly longer duration relative to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2010–	Fund Total Return	Barclays Capital U.S.	Standardized	Standardized
September 30, 2010	(based on NAV)[1]	Gov’t/Mortgage Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	4.78%	5.30%	1.14%	1.13%
Class B	4.39	5.30	0.45	0.43
Class C	4.39	5.30	0.45	0.43
Institutional	4.90	5.30	1.53	1.51
Service	4.64	5.30	1.03	1.01
Class IR	4.91	5.30	1.44	1.42
Class R	4.59	5.30	0.94	0.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Gov’t/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.29%	4.57%	5.26%	5.73%	2/10/93
Class B	0.36	4.19	5.01	5.46	5/1/96
Class C	4.47	4.59	4.87	4.86	8/15/97
Institutional	6.59	5.74	6.06	6.04	8/15/97
Service	6.06	5.22	5.53	5.51	8/15/97
Class IR	6.49	N/A	N/A	5.90	11/30/07
Class R	5.97	N/A	N/A	5.42	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Inflation Protected Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.78%, 6.37%, 6.94%, 6.91% and 6.64%, respectively. These returns compare to the 6.40% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was its short U.S. duration bias relative to the Barclays Index, as interest rates declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS most significantly affected Fund performance, contributing positively during the Reporting Period. During the second calendar quarter, the Fund’s underweight exposure to specific shorter-term maturity TIPS added value, as break-even inflation in the short end declined sharply amid heightened concerns regarding a slowdown in global economic growth and subdued market expectations for inflationary pressures.

During the third calendar quarter, the Fund’s overweight exposure to specific TIPS in the 10-year maturity portion of the TIPS yield curve, or spectrum of maturities, contributed positively to the Fund’s results, as the longer-term end of break-even inflation gradually increased.

The break-even inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the break-even, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the break-even, the fixed-rate will outperform the inflation-linked.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s shorter U.S. duration relative to the Barclays Index from May through July was the primary detractor from performance, as interest rates declined during the Reporting Period. During the second and third calendar quarters, 10-year U.S. Treasury rates declined approximately 135 basis points to 2.51%, driven by reports pointing to weaker than expected economic data. During the third calendar quarter, the Fed’s decision to reinvest mortgage paydowns into U.S. Treasuries, together with the market speculating about an additional round of quantitative easing, or buying of U.S. Treasuries by the Fed, led yields even lower. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Toward the end of the Reporting Period, we shifted from a net short U.S. duration to a net long bias in U.S. duration.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had approximately 98% of its total net assets invested in TIPS, with the remainder in cash or invested in cash equivalents. The Fund maintained a modestly longer duration relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2010–	Total Return	Barclays Capital	Standardized	Standardized
September 30, 2010	(based on NAV)[1]	U.S. TIPS Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	6.78%	6.40%	1.46%	1.46%
Class C	6.37	6.40	0.77	0.77
Institutional	6.94	6.40	1.85	1.85
Class IR	6.91	6.40	1.76	1.76
Class R	6.64	6.40	1.27	1.26

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	4.81%	5.67%	8/31/07
Class C	7.13	6.31	8/31/07
Institutional	9.33	7.47	8/31/07
Class IR	9.24	5.74	11/30/07
Class R	8.60	5.24	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	0.91%
Class C	1.42	1.66
Institutional	0.33	0.57
Class IR	0.42	0.66
Class R	0.92	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase assessments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.2 and 9.3 years, respectively, at September 30, 2010 and March 31, 2010.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short
Duration Government Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 1.16%, 0.89%, 0.88%, 1.33%, 1.08% and 1.29%, respectively. These returns compare to the 1.69% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year Treasury Note Index”), during the same time period. To compare, the Barclays Capital U.S. Government Bond Index (1-3 Year) returned 1.80% for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection within the government/agency and agency mortgage-backed securities sectors contributed positively. Within our top-down strategies, our duration and cross-sector strategies detracted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to debt backed by the FDIC (Federal Deposit Insurance Corporation) added value, especially in May, when the demand for debt with an explicit government guarantee peaked. Conversely, an overweighted allocation to agency securities detracted from returns. In both cases, the results were due to a classic flight to quality that took hold, as investor concerns regarding bank liquidity and the possible contagion effect of the sovereign credit risk of the peripheral European nations drove spreads, or the differential in yields between a particular sector’s securities and U.S. Treasuries, wider across markets. The markets experienced their largest correction since March 2009.

An overweighted exposure to agency mortgage-backed securities also detracted from Fund performance, specifically during August and September. This underperformance was due primarily to heightened concerns regarding the increased potential for a wave of refinancing, which could ultimately result in a significant uptick in prepayments.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During May, we held underweighted positions in the five-year and seven-year segments of the U.S. Treasury yield curve, as we believed contagion risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns. The improving economic growth data in mid-May further backed our positioning decision. However, such positioning hurt performance as U.S. Treasury yields dropped sharply during the second calendar quarter. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund utilized eurodollar futures, Treasury futures and interest rate swaps. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to U.S. Treasury securities but maintained an underweighted position compared to the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as residential mortgage-backed securities. The Fund maintained a modestly longer duration relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2010–	Fund Total Return	Two-Year U.S.	Standardized	Standardized
September 30, 2010	(based on NAV)[1]	Treasury Note Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	1.16%	1.69%	-0.03%	-0.05%
Class B	0.89	1.69	-0.51	-0.65
Class C	0.88	1.69	-0.51	-0.79
Institutional	1.33	1.69	0.30	0.28
Service	1.08	1.69	-0.19	-0.21
Class IR	1.29	1.69	0.22	0.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.92%	4.62%	4.51%	4.66%	5/1/97
Class B	-0.15	4.31	4.15	4.41	5/1/97
Class C	1.14	4.19	3.89	3.90	8/15/97
Institutional	2.72	5.30	5.04	5.93	8/15/88
Service	2.31	4.79	4.53	4.77	4/10/96
Class IR	2.72	N/A	N/A	5.22	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.84%	0.88%
Class B	1.44	1.63
Class C	1.59	1.63
Institutional	0.50	0.54
Service	1.00	1.04
Class IR	0.59	0.63

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.
[9]	Federal Agencies are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Ultra-Short Duration Government Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of −0.30%, −0.01%, −0.26% and −0.06%, respectively. These returns compare to the 0.36% cumulative total return of the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite Index”) during the same period. The Ultra-Short Duration Government Composite Index is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.21% and 0.51%, respectively over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection within the government/agency and agency mortgage-backed securities sectors contributed positively. Within our top-down strategies, our duration and cross-sector strategies detracted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our selection of high coupon pass-through mortgage-backed securities and of agency adjustable-rate mortgages (ARMs) added value. Agency ARMs performed well during the Reporting Period given their limited uncertainty for credit-related prepayments.

Conversely, an overweighted allocation to agency securities detracted from returns. Spreads, or the differential in yields between a particular sector’s securities and U.S. Treasuries, widened across markets as investor concerns regarding bank liquidity and the possible contagion effect of the sovereign credit risk of the peripheral European nations drove the largest market correction since March 2009.

An overweighted exposure to agency mortgage-backed securities also detracted from Fund performance, specifically during August and September. This underperformance was due primarily to heightened concerns regarding the increased potential for a wave of refinancing, which could ultimately result in a significant uptick in prepayments.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During May, we held underweighted positions in the five-year and seven-year segments of the U.S. Treasury yield curve, as we believed contagion risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns. The improving economic growth data in mid-May further backed our positioning decision. However, such positioning hurt performance as U.S. Treasury yields

PORTFOLIO RESULTS

dropped sharply during the second calendar quarter. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund utilized eurodollar futures, Treasury futures and interest rate swaps. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted from a net short duration to a net long bias in duration, as we believe that there is an increased likelihood that the Fed will resume quantitative easing efforts given soft economic data releases during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as asset-backed securities and RMBS. The Fund maintained a modestly longer duration relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Ultra-Short Duration Government Fund
as of September 30, 2010

PERFORMANCE REVIEW

	Fund Total	Six-Month	One-Year	30-Day	30-Day
April 1, 2010–	Return	U.S. Treasury	U.S. Treasury	Standardized	Standardized
September 30, 2010	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	-0.30%	0.21%	0.51%	0.14%	0.16%
Institutional	-0.01	0.21	0.51	0.47	0.50
Service	-0.26	0.21	0.51	-0.02	0.01
Class IR	-0.06	0.21	0.51	0.38	0.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.15%	2.11%	2.63%	3.57%	5/15/95
Institutional	0.65	2.77	3.17	4.20	7/17/91
Service	0.14	2.27	2.69	3.20	3/27/97
Class IR	0.56	N/A	N/A	1.13	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.87%
Institutional	0.49	0.53
Service	0.99	1.03
Class IR	0.58	0.62

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[8]	Federal Agencies are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 39.1%

Banks – 14.6%
ANZ National (International) Ltd.(a)
$3,675,000	6.200%		07/19/13	$4,084,318
Bank of New York Mellon Corp.(b)
2,000,000	0.390		03/23/12	1,992,684
Bank of Nova Scotia(a)
14,000,000	1.450		07/26/13	14,151,396
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
5,125,000	2.600		01/22/13	5,282,563
Barclays Bank PLC
3,225,000	5.450		09/12/12	3,492,694
BB&T Corp.
2,725,000	3.850		07/27/12	2,848,292
Canadian Imperial Bank of Commerce(a)
10,500,000	2.000		02/04/13	10,767,204
1,600,000	2.600		07/02/15	1,664,792
Cie de Financement Foncier(a)
4,800,000	1.625		07/23/12	4,819,608
3,000,000	2.125		04/22/13	3,054,381
Credit Suisse New York
3,675,000	3.450		07/02/12	3,809,640
Intesa Sanpaolo New York
11,700,000	2.375		12/21/12	11,715,374
JPMorgan Chase & Co.(b)
18,829,000	0.695		01/17/11	18,838,377
JPMorgan Securities, Inc.
3,000,000	0.653	(b)	10/22/10	3,000,528
4,025,000	6.950		08/10/12	4,454,674
Keybank National Association
450,000	7.300		05/01/11	463,335
Lloyds TSB Bank PLC(a)
1,725,000	4.375		01/12/15	1,766,605
PNC Funding Corp.(b)
1,376,000	0.615		01/31/12	1,371,481
Rabobank Nederland(a)
5,900,000	2.650		08/17/12	6,090,222
4,675,000	4.200		05/13/14	4,980,885
Royal Bank of Scotland PLC(a)
2,975,000	4.875		08/25/14	3,156,088
Sovereign Bank
5,848,000	5.125		03/15/13	6,077,963
Stadshypotek AB(a)
7,700,000	1.450		09/30/13	7,725,156
Standard Chartered PLC(a)
3,625,000	3.850		04/27/15	3,781,020
UBS AG
5,200,000	2.250		08/12/13	5,244,795
Wachovia Corp.
1,925,000	0.656	(b)	10/15/11	1,926,698
5,127,000	5.500		05/01/13	5,652,859
Westpac Banking Corp.
9,225,000	2.250		11/19/12	9,383,729

				151,597,361

Brokerage – 0.5%
Morgan Stanley & Co.
600,000	0.775	(b)	01/18/11	599,995
1,350,000	5.050		01/21/11	1,367,813
2,750,000	6.750	(c)	04/15/11	2,832,445

				4,800,253

Captive Financial – 0.3%
American Express Centurion Bank
623,000	5.200		11/26/10	626,906
Caterpillar Financial Services Corp.
725,000	4.850		12/07/12	778,946
John Deere Capital Corp.
1,775,000	5.250		10/01/12	1,924,825

				3,330,677

Electric – 2.1%
Carolina Power & Light Co.(c)
3,140,000	6.500		07/15/12	3,429,015
Enel Finance International SA(a)(c)
6,375,000	5.700		01/15/13	6,876,987
Georgia Power Co.(c)
3,925,000	1.300		09/15/13	3,934,275
Pacific Gas & Electric Co.(c)
725,000	4.200		03/01/11	735,863
Public Service Co. of Colorado(c)
2,325,000	7.875		10/01/12	2,626,929
Southern Co.
3,500,000	0.918	(b)	10/21/11	3,512,019
875,000	4.150	(c)	05/15/14	944,247

				22,059,335

Energy – 2.3%
BP Capital Markets PLC
2,675,000	3.125		10/01/15	2,689,052
ConocoPhillips
1,200,000	9.375		02/15/11	1,239,956
EnCana Corp.(c)
1,525,000	6.300		11/01/11	1,604,567
625,000	4.750		10/15/13	680,435
Shell International Finance BV(c)
12,800,000	1.875		03/25/13	13,067,516
Statoil ASA(a)(c)
3,470,000	5.125		04/30/14	3,900,790
StatoilHydro ASA(c)
650,000	3.875		04/15/14	703,028

				23,885,344

Food and Beverage – 1.2%
Cargill, Inc.(a)(c)
4,650,000	5.200		01/22/13	5,039,847
Diageo Finance BV
3,700,000	5.500		04/01/13	4,088,707
Kellogg Co.(c)
3,200,000	5.125		12/03/12	3,467,890

				12,596,444

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Health Care Products(c) – 1.1%
St. Jude Medical, Inc.
$5,825,000	2.200%	09/15/13	$5,952,541
Thermo Fisher Scientific, Inc.
5,900,000	2.150	12/28/12	5,987,066

			11,939,607

Health Care Services(c) – 0.5%
Covidien International Finance SA
1,625,000	1.875	06/15/13	1,652,340
2,525,000	2.800	06/15/15	2,606,150
UnitedHealth Group, Inc.
1,400,000	5.125	11/15/10	1,406,857

			5,665,347

Life Insurance – 3.4%
MassMutual Global Funding II(a)(b)
5,450,000	0.789	09/27/13	5,449,990
Metropolitan Life Global Funding I(a)
3,400,000	5.125	11/09/11	3,532,053
6,000,000	2.500	01/11/13	6,143,700
1,725,000	5.125	04/10/13	1,877,481
3,437,000	5.125	06/10/14	3,812,966
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,222,086
Prudential Financial, Inc.
3,625,000	5.800	06/15/12	3,875,106
1,625,000	2.750	01/14/13	1,656,080
Reinsurance Group of America, Inc.
2,375,000	6.750	12/15/11	2,485,397
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.784	10/06/13	3,645,574
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	2,056,176

			35,756,609

Media(c) – 0.1%
The Walt Disney Co.
1,100,000	4.700	12/01/12	1,191,264

Media – Non Cable(c) – 1.1%
Reed Elsevier Capital, Inc.
3,425,000	4.625	06/15/12	3,576,226
4,050,000	7.750	01/15/14	4,726,982
Thomson Reuters Corp.
3,209,000	5.950	07/15/13	3,603,106

			11,906,314

Noncaptive – Financial – 1.2%
American Express Credit Corp.
4,775,000	2.750	09/15/15	4,804,944
General Electric Capital Corp.
1,400,000	5.200	02/01/11	1,422,140
HSBC Finance Corp.(b)
450,000	0.628	08/09/11	449,467
2,000,000	0.768	04/24/12	1,983,616
1,350,000	0.875	07/19/12	1,336,751
2,775,000	0.642	09/14/12	2,729,440

			12,726,358

Pharmaceuticals(c) – 1.1%
GlaxoSmithKline Capital, Inc.
1,375,000	4.850	05/15/13	1,512,015
Merck & Co., Inc.
2,550,000	1.875	06/30/11	2,579,167
Novartis Capital Corp.
6,650,000	1.900	04/24/13	6,818,060

			10,909,242

Pipelines – 0.1%
TransCanada Pipelines Ltd.
1,200,000	8.625	05/15/12	1,343,497

Property/Casualty Insurance(c) – 0.4%
The Chubb Corp.
450,000	6.000	11/15/11	475,417
The Travelers Cos., Inc.
3,150,000	5.375	06/15/12	3,364,219

			3,839,636

Real Estate Investment Trust(c) – 0.8%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,659,442
WEA Finance LLC(a)
2,941,000	5.400	10/01/12	3,137,156
WEA Finance LLC/WT Finance Australia Property Ltd.(a)
2,025,000	7.500	06/02/14	2,356,946

			8,153,544

Retailers – 0.3%
Wal-Mart Stores, Inc.
2,400,000	3.200	05/15/14	2,579,312

Software – 0.3%
Microsoft Corp.
2,800,000	2.950	06/01/14	2,977,388

Technology(c) – 2.0%
Dell, Inc.
1,425,000	3.375	06/15/12	1,482,623
3,800,000	1.400	09/10/13	3,814,364
Hewlett-Packard Co.
1,600,000	2.250	05/27/11	1,620,981
4,695,000	6.125	03/01/14	5,419,042
International Business Machines Corp.
2,545,000	6.500	10/15/13	2,955,396
Oracle Corp.
5,050,000	4.950	04/15/13	5,570,211

			20,862,617

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Tobacco – 0.9%
Philip Morris International, Inc.
$4,775,000	4.875%	05/16/13	$5,247,855
3,300,000	6.875	03/17/14	3,880,249

			9,128,104

Wireless Telecommunications – 3.2%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,526,323
New Cingular Wireless Services, Inc.(c)
12,550,000	8.125	05/01/12	13,955,679
Telefonica Emisiones SAU(b)(c)
2,150,000	0.775	02/04/13	2,104,631
Verizon Wireless Capital LLC(c)
5,159,000	7.375	11/15/13	6,090,320
Vodafone Group PLC(c)
4,325,000	5.350	02/27/12	4,566,388
4,450,000	5.000	12/16/13	4,893,261

			33,136,602

Wirelines Telecommunications(c) – 1.6%
Cellco Partnership/Verizon Wireless Capital LLC
4,500,000	3.750	05/20/11	4,589,271
2,025,000	5.250	02/01/12	2,142,079
France Telecom SA
5,175,000	7.750	03/01/11	5,326,860
1,325,000	4.375	07/08/14	1,462,576
Telefonica Emisiones SAU
2,850,000	5.984	06/20/11	2,955,895

			16,476,681

TOTAL CORPORATE OBLIGATIONS
(Cost $396,881,325)			$406,861,536

Agency Debentures – 3.8%

FHLB(b)
$37,000,000	0.497%	10/13/11	$37,004,107
FNMA(d)
3,000,000	3.000	07/28/14	3,058,116

TOTAL AGENCY DEBENTURES
(Cost $40,052,954)			$40,062,223

Asset-Backed Securities – 10.0%

Autos – 4.0%
Bank of America Auto Trust Series 2009-1A, Class A2(a)
$917,407	1.700%	12/15/11	$917,737
Bank of America Auto Trust Series 2009-2A, Class A3(a)
6,500,000	2.130	09/15/13	6,590,536
Bank of America Auto Trust Series 2009-3A, Class A2(a)
8,448,337	0.890	04/15/12	8,455,412
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
3,298	4.890	01/15/12	3,303
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
260,633	5.110	04/15/14	260,974
Ford Credit Auto Owner Trust Series 2009-B, Class A3
15,000,000	2.790	08/15/13	15,246,649
Ford Credit Auto Owner Trust Series 2009-E, Class A2
9,328,332	0.800	03/15/12	9,335,338
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
178,625	5.350	03/15/13	181,428
Long Beach Auto Receivables Trust Series 2006-A, Class A4
735,061	5.500	05/15/13	749,485

			41,740,862

Credit Card – 0.0%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	428,470

Home Equity(b) – 0.0%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
5,103	0.336	01/25/37	5,086
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	24,187
Centex Home Equity Series 2004-D, Class MV3
189,136	1.256	09/25/34	32,536
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
61,061	1.756	05/25/34	10,418

			72,227

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
76,234	4.350	05/15/14	73,710

Student Loan – 6.0%
Access Group, Inc. Series 2002-1, Class A2(b)
4,903,743	0.469	09/25/25	4,877,262
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(b)
1,233,983	0.399	09/25/23	1,227,228
College Loan Corp. Trust Series 2004-1, Class A3(b)
5,500,000	0.658	04/25/21	5,497,201
College Loan Corp. Trust Series 2005-1, Class A2(b)
7,000,000	0.598	07/25/24	6,949,620
College Loan Corp. Trust Series 2005-2, Class A2(b)
6,531,689	0.636	10/15/21	6,486,564
Collegiate Funding Services Education Loan Trust I Series 2003-A, Class A2(b)
2,014,867	0.589	09/28/20	2,014,734
Education Funding Capital Trust I Series 2004-1, Class A2(b)
2,011,123	0.452	12/15/22	1,974,232
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
2,744,476	1.348	07/25/23	2,754,760
GCO Slims Trust Series 2006-1A Class Note(a)
184,513	5.720	03/01/22	147,610

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – (continued)
Student Loan – (continued)

Nelnet Student Loan Corp. Series 2004-2A, Class A3(b)
$1,627,806	0.418%		11/25/15	$1,626,256
Northstar Education Finance, Inc. Series 2004-1, Class A3(b)
4,620,000	0.658		04/28/17	4,589,970
Northstar Education Finance, Inc. Series 2005-1, Class A1(b)
678,250	0.588		10/28/26	674,143
SLM Student Loan Trust Series 2004-9, Class A4(b)
3,405,248	0.628		04/25/17	3,402,370
SLM Student Loan Trust Series 2007-1, Class A3(b)
6,500,000	0.528		07/25/18	6,473,585
SLM Student Loan Trust Series 2007-2, Class A2(b)
5,076,746	0.498		07/25/17	5,050,848
SLM Student Loan Trust Series 2008-6, Class A1(b)
2,680,869	0.898		10/27/14	2,683,892
Sun Trust Student Loan Trust Series 2006-1A, Class A2(a)(b)
4,630,188	0.588		07/28/20	4,613,204
US Education Loan Trust LLC Series 2006-1, Class A2(a)(b)
1,160,056	0.427		03/01/25	1,150,950

				62,194,429

TOTAL ASSET-BACKED SECURITIES
(Cost $104,525,672)				$104,509,698

Foreign Debt Obligations – 4.2%

Sovereign – 2.6%
Kommunalbanken AS
$11,900,000	5.125%		05/30/12	$12,762,101
Landeskreditbank Baden-Wuerttemberg Foerderbank
7,340,000	3.250		10/29/10	7,352,551
5,600,000	0.697	(b)	11/04/11	5,583,126
Oesterreichische Kontrollbank AG
1,500,000	2.875		03/15/11	1,516,359

				27,214,137

Supranational – 1.6%
European Investment Bank
10,000,000	2.625		05/16/11	10,140,300
6,250,000	0.594	(b)	03/05/12	6,281,175

				16,421,475

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $43,328,218)				$43,635,612

Government Guarantee Obligations – 35.0%

Achmea Hypotheekbank NV(a)(b)(e)
$8,200,000	0.804%		11/03/14	$8,176,884
ANZ National (International) Ltd.(a)(e)
4,700,000	0.615	(b)	08/05/11	4,703,793
5,800,000	3.250		04/02/12	6,026,948
Bank of America Corp.(b)(f)
18,200,000	1.116		12/02/11	18,397,070
19,200,000	0.490		06/22/12	19,282,022
Bank of America NA(b)(f)
4,000,000	0.470		12/23/10	4,005,244
BRFkredit A/S(a)(b)(e)
10,800,000	0.776		04/15/13	10,800,705
Citibank NA(f)
1,000,000	1.875		05/07/12	1,021,584
Citigroup Funding, Inc.(f)
17,000,000	0.805	(b)	04/30/12	17,098,141
14,700,000	1.875		11/15/12	15,085,518
Citigroup, Inc.(b)(f)
2,600,000	0.842		12/09/10	2,603,518
Danske Bank AS(a)(e)
5,200,000	2.500		05/10/12	5,325,421
FIH Erhvervsbank AS(a)(e)
5,500,000	2.450		08/17/12	5,640,301
5,700,000	0.523	(b)	12/06/12	5,698,438
General Electric Capital Corp.(f)
9,000,000	0.493	(b)	03/12/12	9,056,997
3,400,000	2.000		09/28/12	3,494,760
5,000,000	0.292	(b)	12/21/12	5,002,195
9,000,000	2.625		12/28/12	9,396,002
ING Bank NV(a)(e)
9,500,000	1.218	(b)	02/09/12	9,514,193
10,900,000	2.625		02/09/12	11,141,402
JPMorgan Chase & Co.(b)(f)
1,600,000	0.419		02/23/11	1,601,016
Kreditanstalt fuer Wiederaufbau(e)
22,200,000	3.250		02/15/11	22,456,787
Landwirtschaftliche Rentenbank(e)
3,500,000	3.125		06/15/11	3,564,285
8,500,000	1.875		09/24/12	8,696,302
2,400,000	4.125		07/15/13	2,606,722
6,500,000	4.875		01/10/14	7,286,597
LeasePlan Corp. NV(a)(e)
1,800,000	3.000		05/07/12	1,859,954
Morgan Stanley & Co.(b)(f)
13,900,000	0.691		02/10/12	13,960,201
6,300,000	0.641		06/20/12	6,348,901
Royal Bank of Scotland PLC(a)(e)
10,800,000	1.500		03/30/12	10,875,596
2,700,000	1.098	(b)	05/11/12	2,715,485
Societe Financement de l’Economie Francaise(a)(e)
15,700,000	1.500		10/29/10	15,711,438
14,100,000	2.000		02/25/11	14,198,827
2,525,000	2.125		01/30/12	2,576,396
Suncorp-Metway Ltd.(a)(b)(e)
7,500,000	0.667		12/17/10	7,500,027
15,350,000	1.776		04/15/11	15,443,973
SunTrust Bank(b)(f)
4,500,000	0.942		12/16/10	4,506,237
Swedbank AB(a)(e)
3,000,000	1.261	(b)	02/10/12	2,998,491
8,700,000	2.800		02/10/12	8,957,111
The Huntington National Bank(b)(f)
18,700,000	0.697		06/01/12	18,871,703
United States Central Federal Credit Union(f)
2,300,000	1.900		10/19/12	2,360,179

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations – (continued)

Westpac Banking Corp.(a)(e)
$10,500,000	3.250%	12/16/11	$10,809,645
7,200,000	1.900	12/14/12	7,361,561

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $362,038,105)			$364,738,570

U.S. Treasury Obligations – 3.8%

United States Treasury Inflation Protected Securities
$26,799,984	2.375%	04/15/11	$27,147,580
11,397,594	3.000	07/15/12	12,106,410

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,162,130)			$39,253,990

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $985,988,404)			$999,061,629

Short-term Investments – 2.1%

Commercial Paper – 1.6%
Banco Santander SA
$16,000,000	0.700%	11/09/10	$16,000,000

Repurchase Agreement(g) – 0.5%
Joint Repurchase Agreement Account II
5,400,000	0.270%	10/01/10	5,400,000
Maturity Value: $5,400,041

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,400,000)			$21,400,000

TOTAL INVESTMENTS – 98.0%
(Cost $1,007,388,404)			$1,020,461,629

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			20,521,512

NET ASSETS – 100.0%			$1,040,983,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $313,042,788, which represents approximately 30.1% of net assets as of September 30, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $212,647,282, which represents approximately 20.4% of net assets as of September 30, 2010.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $152,091,288, which represents approximately 14.6% of net assets as of September 30, 2010.

(g)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 50-51.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FNMA	—	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	418	December 2010	$104,123,800	$288,860
Eurodollars	197	March 2011	49,048,075	61,119
Eurodollars	(267)	June 2011	(66,426,262)	(682,655)
Eurodollars	(267)	September 2011	(66,362,850)	(863,410)
Eurodollars	(267)	December 2011	(66,282,750)	(1,016,175)
Eurodollars	(291)	March 2012	(72,142,538)	(1,232,077)
Eurodollars	(122)	June 2012	(30,199,575)	(566,030)
Eurodollars	(98)	September 2012	(24,221,925)	(477,995)
Eurodollars	(98)	December 2012	(24,179,050)	(497,595)
2 Year U.S. Treasury Notes	378	December 2010	82,965,094	159,793
5 Year U.S. Treasury Notes	(832)	December 2010	(100,561,500)	(695,890)

TOTAL				$(5,522,055)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		September 30,		Payments made
	Referenced	Amount	(paid) by	Termination	2010	Market	(received) by	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(a)	Value	the Fund	Gain (Loss)

Protection Sold:
JPMorgan Securities, Inc.	Johnson & Johnson 5.150%, 08/15/12	$6,000	1.000%	06/20/12	23	$81,883	$76,342	$5,541
	Pacific Gas and Electric Co. 4.800%, 03/01/14	4,850	1.000	06/20/13	109	(10,154)	(34,394)	24,240

TOTAL						$71,729	$41,948	$29,781

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 49.3%

Collateralized Mortgage Obligations – 3.2%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$81,551	3.080%	04/25/35	$73,972
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
27,013	3.075	08/25/33	23,687
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,393,505	3.186	02/25/37	1,292,632
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
786,573	2.926	02/25/37	792,025
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
32,359	3.321	08/25/33	29,187
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
132,518	2.632	03/25/33	113,191
First Horizon Asset Securities Series, Inc. 2004-AR6, Class 2A1
51,356	2.987	12/25/34	48,807
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
419,522	2.903	07/25/35	381,805
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,168,682	0.794	11/25/29	1,006,491
Sequoia Mortgage Trust Series 2004-09, Class A2
697,940	0.768	10/20/34	568,081
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
208,553	2.651	05/25/34	187,542
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
73,284	2.716	09/25/34	66,408
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
803,922	2.660	11/25/33	715,640
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
198,276	2.707	06/25/34	192,420

			5,491,888

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
84,914	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
115,743	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,734,641	0.000	06/25/34	15,197
FNMA REMIC Series 2004-62, Class DI(a)(c)
760,348	0.000	07/25/33	4,648
FNMA REMIC Series 2004-71, Class DI(a)(c)
1,556,448	0.000	04/25/34	5,869
FNMA STRIPS Series 151, Class 2
13,372	9.500	07/25/22	2,785
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
40,486	0.120	08/25/33	123
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
18,144	0.320	07/25/33	110

			28,732

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
49,436	25.651	10/16/31	76,328
GNMA Series 2001-51, Class SA
38,544	31.385	10/16/31	63,019
GNMA Series 2001-51, Class SB
48,369	25.651	10/16/31	77,654
GNMA Series 2001-59, Class SA
43,004	25.489	11/16/24	65,985
GNMA Series 2002-13, Class SB
169,497	36.366	02/16/32	304,444

			587,430

Principal Only(d) – 0.0%
FNMA REMIC Series G-35, Class N
13,256	0.000	10/25/21	12,591

Regular Floater(a) – 1.1%
BCAP LLC Trust Series 2006-RR1, Class CF
416,976	0.896	11/25/36	391,986
FHLMC REMIC Series 1760, Class ZB
387,343	2.010	05/15/24	391,353
FNMA REMIC Series 2006-68, Class FM
9,380,375	0.706	08/25/36	9,368,473

			10,151,812

Sequential Fixed Rate – 1.3%
FHLMC REMIC Series 2329, Class ZA
2,401,418	6.500	06/15/31	2,661,059
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,202,157
FNMA REMIC Series 2001-53, Class GH
285,274	8.000	09/25/16	313,524
GNMA Series 2002-42 Class KZ
6,208,113	6.000	06/16/32	6,974,803

			12,151,543

Sequential Floating Rate(a)(e) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
834,693	0.806	02/25/48	836,893

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$29,260,889

Commercial Mortgage-Backed Securities – 0.9%
Interest Only(a)(b)(e) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$13,124,137	1.375%	03/13/40	$79,455
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
12,036,553	1.104	01/15/38	40,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a)(b)(e) – (continued)

Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
$14,247,247	1.666%	02/11/36	$86,073

			206,297

Sequential Fixed Rate – 0.9%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,315,900

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES			$8,522,197

Federal Agencies – 45.2%
Adjustable Rate FHLMC(a) – 0.6%
$226,953	2.861%	11/01/32	$238,163
2,624,700	2.749	09/01/33	2,757,931
2,613,748	2.632	08/01/35	2,746,041

			5,742,135

Adjustable Rate FNMA(a) – 1.6%
219,381	2.839	11/01/32	229,130
444,291	2.785	12/01/32	463,663
2,907,428	1.924	05/01/33	2,986,770
67,257	2.592	06/01/33	70,613
2,673,026	3.919	10/01/33	2,783,117
2,868,597	2.577	02/01/35	3,009,087
2,319,736	3.895	09/01/35	2,425,335
2,525,195	5.212	06/01/37	2,652,249

			14,619,964

Adjustable Rate GNMA(a) – 0.7%
139,761	3.375	06/20/23	144,493
64,099	3.625	07/20/23	65,857
66,941	3.625	08/20/23	68,731
174,798	3.625	09/20/23	179,484
52,064	3.375	03/20/24	53,732
444,609	3.375	04/20/24	460,313
54,385	3.375	05/20/24	56,270
466,024	3.375	06/20/24	482,770
252,513	3.625	07/20/24	260,566
340,268	3.625	08/20/24	350,510
109,380	3.625	09/20/24	112,405
130,668	3.125	11/20/24	134,975
117,957	3.125	12/20/24	123,049
91,147	3.375	01/20/25	94,646
45,845	3.375	02/20/25	47,670
154,424	3.375	05/20/25	160,871
115,447	3.625	07/20/25	119,606
57,593	3.375	02/20/26	59,537
3,226	3.625	07/20/26	3,320
167,277	3.375	01/20/27	173,498
58,270	3.375	02/20/27	60,220
454,214	3.375	04/20/27	470,999
50,344	3.375	05/20/27	52,208
49,864	3.375	06/20/27	51,711
17,868	3.125	11/20/27	18,412
72,931	3.125	12/20/27	75,067
138,794	3.375	01/20/28	143,514
48,238	3.250	02/20/28	49,878
54,960	3.375	03/20/28	56,896
265,632	3.625	07/20/29	273,830
113,635	3.625	08/20/29	117,145
33,572	3.625	09/20/29	34,611
138,691	3.125	10/20/29	142,740
177,560	3.125	11/20/29	182,834
41,276	3.125	12/20/29	42,483
54,799	3.250	01/20/30	56,659
29,550	3.250	02/20/30	30,555
117,449	3.250	03/20/30	121,440
168,126	3.375	04/20/30	174,580
436,916	3.375	05/20/30	455,189
35,905	3.375	06/20/30	37,295
349,496	3.625	07/20/30	363,588
61,425	3.625	09/20/30	63,907
117,954	2.875	10/20/30	121,164
237,161	3.000	03/20/32	244,510

			6,593,738

FHLMC – 7.3%
282,779	6.500	12/01/13	306,048
6,073	6.500	02/01/14	6,573
1,758,568	7.500	11/01/14	1,893,107
2,717	7.000	02/01/15	2,937
71,268	8.000	07/01/15	77,253
10,697	7.000	01/01/16	11,523
30,253	7.000	09/01/17	33,607
14,123	7.000	10/01/17	15,682
180,852	5.500	05/01/18	195,999
1,519,794	5.500	06/01/18	1,645,770
56,802	4.500	09/01/18	60,296
18,839	10.000	10/01/18	20,234
351,596	5.000	06/01/19	375,453
57,113	10.000	07/01/20	62,318
75,261	10.000	10/01/20	82,237
173,037	6.500	07/01/21	191,332
12,715	6.500	08/01/22	14,057
138,617	9.000	10/01/22	160,396
989,192	4.500	10/01/23	1,053,674
554,940	6.500	07/01/28	590,758
5,178	8.000	07/01/30	5,807
32,063	7.500	12/01/30	35,756
145,832	7.000	04/01/31	161,907
1,313,759	6.000	05/01/33	1,438,823
1,041,491	6.000	10/01/34	1,134,696
3,211,345	4.500	10/01/35	3,359,546
180,799	5.000	12/01/35	192,402
712,430	5.500	01/01/36	763,692
1,658	5.500	02/01/36	1,777
19,718	6.000	06/01/36	21,465
193,199	5.500	02/01/38	204,789
147,287	5.000	04/01/38	156,832
12,185,035	6.000	11/01/38	13,348,801
552,322	5.500	12/01/38	585,283

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$137,350	5.500%	02/01/39	$145,547
1,194,385	5.000	03/01/39	1,276,043
2,099,153	5.000	04/01/39	2,240,436
759,399	5.000	05/01/39	814,308
2,059,141	5.000	06/01/39	2,208,027
457,250	5.000	07/01/39	490,312
484,379	5.000	08/01/39	518,436
5,500,310	4.500	09/01/39	5,795,620
2,661,831	5.000	09/01/39	2,851,437
1,923,689	5.000	10/01/39	2,057,256
1,994,203	5.000	11/01/39	2,128,422
670,750	5.000	12/01/39	715,895
3,100,812	5.000	01/01/40	3,315,744
184,083	4.500	02/01/40	194,092
2,339,256	5.000	03/01/40	2,508,395
1,829,117	4.500	04/01/40	1,928,574
2,264,989	5.000	04/01/40	2,428,758
3,137,875	4.500	05/01/40	3,308,497
1,626,441	4.500	06/01/40	1,714,878
2,500,000	4.500	09/01/40	2,602,761

			67,454,268

FNMA – 24.6%
30,736	7.000	03/01/14	33,349
52,593	7.000	03/01/15	56,338
16,252	8.000	01/01/16	17,701
77,153	6.000	11/01/16	83,404
234,372	8.000	11/01/16	267,133
431,370	5.000	08/01/17	455,165
581,134	5.000	02/01/18	620,758
2,256,768	5.000	03/01/18	2,410,646
706,822	5.000	04/01/18	755,017
140,593	4.500	05/01/18	149,331
869,885	5.000	05/01/18	929,198
311,312	4.500	06/01/18	330,999
1,146,132	5.000	06/01/18	1,224,280
62,291	4.500	07/01/18	66,163
73,444	5.000	07/01/18	78,452
95,257	4.500	08/01/18	101,177
53,545	5.000	08/01/18	57,196
829,750	5.000	09/01/18	886,569
4,314,221	5.000	10/01/18	4,609,560
36,789	5.000	11/01/18	39,298
571,051	5.000	01/01/19	610,764
64,876	5.000	02/01/19	69,351
1,521,794	5.000	04/01/19	1,625,557
377,574	5.000	05/01/19	403,831
1,550,993	5.000	06/01/19	1,656,747
248,443	6.500	08/01/19	271,342
1,653,084	6.000	09/01/19	1,789,292
25,505	9.500	08/01/20	25,759
26,102	9.500	10/01/20	26,536
2,043,608	6.000	12/01/20	2,211,993
63,196	6.000	05/01/21	68,509
23,025	6.000	07/01/21	24,961
660,606	6.000	09/01/21	716,151
61,086	6.000	09/01/22	66,188
1,687,917	5.500	02/01/23	1,813,361
1,037,988	6.000	02/01/23	1,124,676
2,550,564	5.500	08/01/23	2,740,119
565,697	6.000	11/01/28	623,646
23,503	6.500	11/01/28	26,028
1,318	5.500	04/01/29	1,417
48,598	7.000	11/01/30	54,549
189,991	7.000	07/01/31	210,601
661	6.000	03/01/32	728
16,919,772	5.500	04/01/33	18,159,675
43,767	6.000	05/01/33	47,973
22,239	5.000	07/01/33	23,588
4,200,815	5.500	07/01/33	4,472,132
238,629	5.000	08/01/33	253,107
3,671,338	4.500	09/01/33	3,863,445
23,696	5.000	09/01/33	25,138
25,118	5.500	09/01/33	26,955
24,387	5.000	11/01/33	25,871
15,180	5.000	12/01/33	16,104
18,469	6.000	12/01/33	20,220
14,718	5.000	01/01/34	15,614
31,326	5.500	02/01/34	33,612
5,130	5.500	04/01/34	5,504
26,890	5.500	05/01/34	28,852
1,111	5.500	06/01/34	1,191
42,498	5.500	08/01/34	45,599
2,670	5.500	10/01/34	2,862
317,010	5.500	12/01/34	339,547
19,864	5.000	03/01/35	20,983
29,652	5.000	04/01/35	31,323
45,406	5.500	04/01/35	48,634
1,235,065	6.000	04/01/35	1,356,621
19,594	5.000	05/01/35	20,728
257,856	5.000	07/01/35	272,555
40,779	5.500	07/01/35	43,641
746,276	5.000	08/01/35	789,227
4,452	5.500	08/01/35	4,764
2,485	6.000	08/01/35	2,701
193,834	5.000	09/01/35	204,757
41,851	5.500	09/01/35	44,970
65,542	5.000	10/01/35	69,235
468,986	6.000	10/01/35	509,920
79,890	5.000	11/01/35	84,391
395,770	6.000	11/01/35	427,815
20,629	5.500	12/01/35	22,096
950	5.500	02/01/36	1,020
314,511	6.000	03/01/36	342,264
397,410	6.000	04/01/36	432,494
36,202	5.000	07/01/36	38,242
440,650	6.000	09/01/36	481,616
407,911	6.000	11/01/36	440,574
717,314	6.000	12/01/36	783,553
680,413	6.000	01/01/37	738,908
4,888	5.500	02/01/37	5,235
109,358	5.500	04/01/37	117,334

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$9,253	5.500%	05/01/37		$9,909
3,592	5.500	06/01/37		3,845
139,444	6.000	06/01/37		149,716
23,531	6.000	07/01/37		25,322
515	5.500	08/01/37		552
510,265	6.000	08/01/37		547,854
357,142	6.000	09/01/37		383,452
1,041,434	6.000	10/01/37		1,120,501
1,334,141	6.000	11/01/37		1,432,733
1,209,490	7.500	11/01/37		1,344,316
1,202,657	5.500	12/01/37		1,279,530
1,192,300	6.000	12/01/37		1,280,788
2,517,856	5.500	01/01/38		2,677,647
321,131	6.000	01/01/38		345,130
3,669	5.500	02/01/38		3,928
57,646	5.500	03/01/38		61,735
203,602	6.000	03/01/38		218,736
150,962	5.500	04/01/38		162,024
1,585,800	5.500	05/01/38		1,687,469
2,568,213	5.500	06/01/38		2,730,950
497,561	5.500	07/01/38		529,276
309,753	6.000	07/01/38		332,503
15,335	5.500	08/01/38		16,425
41,331	6.000	08/01/38		44,407
10,087	5.500	09/01/38		10,804
187,439	6.000	10/01/38		201,452
5,193	5.500	12/01/38		5,563
128,350	5.000	01/01/39		137,179
540,549	5.000	02/01/39		577,972
57,447	5.500	02/01/39		61,819
1,571,524	4.500	03/01/39		1,659,247
537,687	5.000	03/01/39		574,673
67,406	5.000	04/01/39		72,042
291,624	4.500	05/01/39		307,265
1,009,821	5.000	05/01/39		1,081,807
179,053	4.500	06/01/39		189,048
143,383	5.000	06/01/39		153,494
294,633	4.500	07/01/39		311,079
1,415,296	5.000	07/01/39		1,515,860
930,728	4.500	08/01/39		982,160
6,960,607	5.000	08/01/39		7,454,838
145,876	5.500	08/01/39		155,185
931,666	4.500	09/01/39		983,672
7,533,002	5.000	09/01/39		8,066,594
1,937,805	4.500	10/01/39		2,042,627
6,367,680	5.000	10/01/39		6,821,544
2,000,000	5.500	10/01/39		2,127,250
882,257	4.500	11/01/39		931,092
406,542	5.000	11/01/39		435,333
2,826,734	4.500	12/01/39		2,980,629
5,819,985	5.000	12/01/39		6,222,504
1,306,102	4.500	01/01/40		1,377,334
2,560,441	5.000	01/01/40		2,748,026
527,698	4.500	02/01/40		557,037
558,090	5.000	02/01/40		598,397
130,833	4.500	03/01/40		138,136
983,351	5.000	03/01/40		1,055,911
495,570	4.500	04/01/40		523,233
764,341	4.500	05/01/40		807,007
52,222	4.500	06/01/40		55,138
3,983,196	5.000	07/01/40		4,195,662
2,989,252	4.500	09/01/40		3,116,367
2,000,000	3.000	TBA-15yr	(f)	2,010,625
15,000,000	3.500	TBA-15yr	(f)	15,410,860
4,000,000	3.500	TBA-30yr	(f)	4,029,688
22,000,000	5.500	TBA-30yr	(f)	23,383,593
39,000,000	6.000	TBA-30yr	(f)	41,839,668

				228,374,592

GNMA – 10.4%
260	9.000	08/15/16		288
237,490	7.000	12/15/27		268,724
29,823	6.500	08/15/28		33,757
356,921	6.000	01/15/29		390,485
279,382	7.000	10/15/29		316,117
3,914,774	5.500	12/15/32		4,233,301
8,836,750	5.000	05/15/33		9,466,170
5,307,060	5.000	06/15/33		5,685,069
17,594,375	5.000	07/15/33		18,847,581
2,169,793	5.000	09/15/33		2,324,342
3,520,136	5.000	03/15/34		3,765,568
2,106,421	5.500	06/15/34		2,274,616
14,954	5.000	05/15/39		16,089
94,399	4.500	06/15/39		100,244
92,245	5.000	07/15/39		98,814
93,650	4.500	10/15/39		99,448
47,000,000	4.000	TBA-30yr	(f)	48,546,485

				96,467,098

TOTAL FEDERAL AGENCIES				$419,251,795

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $442,664,028)				$457,034,881

Agency Debentures – 8.5%

FFCB
$9,000,000	4.750%	11/06/12		$9,767,988
FHLB
10,000,000	5.375 (g)	06/13/14		11,504,872
FHLMC
5,100,000	5.050	01/26/15		5,861,200
9,400,000	1.750	09/10/15		9,493,032
9,100,000	3.800	03/09/16		9,235,211
FNMA
2,600,000	3.000	07/28/14		2,650,367
9,100,000	3.000	01/28/15		9,173,027
10,000,000	3.000	02/17/15		10,098,192
New Valley Generation III
3,521,598	4.929	01/15/21		3,937,618

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – (continued)

Small Business Administration
$207,447	6.700%	12/01/16	$224,932
137,387	7.150	03/01/17	150,943
108,330	7.500	04/01/17	118,300
56,761	7.300	05/01/17	61,498
45,384	6.800	08/01/17	49,820
167,641	6.300	05/01/18	183,078
100,929	6.300	06/01/18	110,395
Tennessee Valley Authority
1,400,000	4.625	09/15/60	1,458,456
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15	4,737,860

TOTAL AGENCY DEBENTURES
(Cost $75,316,877)			$78,816,789

Asset-Backed Securities – 1.9%

Home Equity(a) – 0.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$100,037	2.616%	04/25/34	$90,319
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
511,511	0.616	10/25/34	455,346
Household Home Equity Loan Trust Series 2007-3, Class APT
2,776,024	1.457	11/20/36	2,538,951
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.606	08/25/34	16,427

			3,101,043

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
151,009	8.330	04/01/30	150,761

Student Loan(a) – 1.5%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,145,841	0.399	09/25/23	1,139,569
Education Funding Capital Trust I Series 2004-1, Class A2
1,608,898	0.452	12/15/22	1,579,386
Goal Capital Funding Trust Series 10-1, Class A(e)
3,481,589	0.964	08/25/48	3,442,479
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,300,000	1.242	02/25/42	1,283,911
Missouri Higher Education Loan Authority Student Loan Series 2010, Class A-1
3,289,897	1.268	11/26/32	3,297,950
Nelnet Student Loan Trust Series 2010-3A, Class A(e)
1,600,000	1.212	07/27/48	1,603,716
Northstar Education Finance, Inc. Series 2005-1, Class A1
581,356	0.588	10/28/26	577,837

US Education Loan Trust LLC Series 2006-1, Class A2(e)
1,113,650	0.427	03/01/25	1,104,909

			14,029,757

TOTAL ASSET-BACKED SECURITIES
(Cost $17,549,016)			$17,281,561

Government Guarantee Obligations(h) – 11.9%

Ally Financial, Inc.
$15,000,000	1.750%	10/30/12	$15,352,216
20,000,000	2.200	12/19/12	20,684,742
Citigroup Funding, Inc.
20,700,000	1.875	10/22/12	21,237,720
8,000,000	1.875	11/15/12	8,209,806
General Electric Capital Corp.
12,900,000	2.000	09/28/12	13,259,531
14,500,000	0.292 (a)	12/21/12	14,506,365
9,100,000	2.125	12/21/12	9,397,878
Private Export Funding Corp.
7,000,000	3.550	04/15/13	7,486,913

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $107,882,514)			$110,135,171

U.S. Treasury Obligations – 20.6%

United States Treasury Bonds
$370,000	4.500%	02/15/36	$425,442
4,100,000	4.375	11/15/39	4,600,323
8,200,000	4.375	05/15/40	9,209,419
10,900,000	3.875	08/15/40	11,269,620
United States Treasury Inflation Protected Securities
14,388,516	2.375	04/15/11	14,575,135
12,246,351	3.000	07/15/12	13,007,952
462,628	2.375	01/15/25	531,986
582,157	2.000	01/15/26	640,145
United States Treasury Notes
45,000,000	1.000	04/30/12	45,452,699
5,700,000	0.625	06/30/12	5,723,199
6,500,000	3.000	08/31/16	7,014,864
22,500,000	3.000	09/30/16	24,273,676
9,600,000	3.125	10/31/16	10,421,279
2,500,000	3.250	12/31/16	2,728,700
4,000,000	2.750	02/15/19	4,149,160
18,650,000	3.625	08/15/19	20,508,846
United States Treasury Principal-Only STRIPS(d)
7,100,000	0.000	08/15/20	5,397,136
12,900,000	0.000	05/15/21	9,484,467
3,000,000	0.000	11/15/21	2,151,720

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $185,265,976)			$191,565,768

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligation – 0.2%

New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,336,600
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $830,678,411)			$857,170,770

Short-term Investment(i) – 22.5%

Repurchase Agreement – 22.5%
Joint Repurchase Agreement Account II
$208,600,000	0.270%	10/01/10	$208,600,000
Maturity Value: $208,601,565
(Cost $208,600,000)

TOTAL INVESTMENTS – 114.9%
(Cost $1,039,278,411)			$1,065,770,770

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.9)%			(138,181,229)

NET ASSETS – 100.0%			$927,589,541

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,194,294, which represents approximately 0.8% of net assets as of September 30, 2010.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $135,220,919, which represents approximately 14.6% of net assets as of September 30, 2010.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(i)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 50-51.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Insurance
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2010, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FHLMC	4.500%	TBA-30yr	10/13/10	$(2,000,000)	$(2,079,531)
FNMA	4.500	TBA-30yr	10/13/10	(1,000,000)	(1,041,563)

TOTAL (Proceeds Receivable: $3,119,922)					$(3,121,094)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	13	December 2010	$3,238,300	$16,543
Eurodollars	(24)	March 2011	(5,975,400)	(6,954)
Eurodollars	(24)	June 2011	(5,970,900)	(9,954)
Eurodollars	(24)	September 2011	(5,965,200)	(12,954)
Eurodollars	(24)	December 2011	(5,958,000)	(17,654)
Eurodollars	(24)	March 2012	(5,949,900)	(20,854)
2 Year U.S. Treasury Notes	36	December 2010	7,901,437	15,131
5 Year U.S. Treasury Notes	796	December 2010	96,210,282	338,462
10 Year U.S. Treasury Notes	714	December 2010	89,997,469	834,809
30 Year U.S. Treasury Bonds	164	December 2010	21,929,875	103,820

TOTAL				$1,240,395

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms(a):

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)*

Credit Suisse First Boston Corp.	$12,400	08/15/17	3 month LIBOR	2.252%	$(120,490)
Deutsche Bank Securities, Inc.	10,100	08/15/17	3 month LIBOR	2.241	(91,167)
	11,300	08/15/17	3 month LIBOR	2.113	(11,491)
JPMorgan Securities, Inc.	11,400	08/15/17	3 month LIBOR	2.161	(45,512)

TOTAL					$(268,660)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) of the swap contract(s) is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 98.4%

United States Treasury Inflation Protected Securities
$2,855,736	2.375%	04/15/11	$2,892,775
33,950,280	3.000	07/15/12	36,061,648
24,214,800	1.875	07/15/13	25,735,780
10,618,830	2.000	01/15/14	11,382,005
6,077,767	1.250	04/15/14	6,389,253
10,062,159	2.000	07/15/14	10,881,319
7,397,412	1.875	07/15/15	8,041,793
4,942,845	2.000	01/15/16	5,417,052
5,937,305	2.500	07/15/16	6,723,998
3,891,780	2.375	01/15/17	4,386,768
3,681,580	2.625	07/15/17	4,244,748
8,270,343	1.875	07/15/19	9,165,856
21,342,528	1.250	07/15/20	22,394,650
21,165,231	2.375	01/15/25	24,338,365
22,627,246	2.000 (a)	01/15/26	24,881,123
9,188,925	2.375	01/15/27	10,606,748
5,619,456	1.750	01/15/28	5,956,185
6,200,340	3.625	04/15/28	8,293,438
7,107,940	2.500	01/15/29	8,385,151
8,472,660	2.125	02/15/40	9,467,537

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $235,584,273)			$245,646,192

Short-term Investment(b) – 1.7%

Repurchase Agreement – 1.7%
Joint Repurchase Agreement Account II
$4,200,000	0.270%	10/01/10	$4,200,000
Maturity Value: $4,200,032
(Cost $4,200,000)

TOTAL INVESTMENTS – 100.1%
(Cost $239,784,273)			$249,846,192

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(136,852)

NET ASSETS – 100.0%			$249,709,340

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 50-51.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(15)	December 2010	$(3,736,500)	$(3,034)
Eurodollars	(15)	March 2011	(3,734,625)	(4,346)
Eurodollars	(15)	June 2011	(3,731,813)	(6,221)
Eurodollars	(15)	September 2011	(3,728,250)	(8,096)
Eurodollars	(15)	December 2011	(3,723,750)	(11,034)
Eurodollars	(15)	March 2012	(3,718,687)	(13,034)
5 Year U.S. Treasury Notes	76	December 2010	9,185,906	67,161
10 Year U.S. Treasury Notes	141	December 2010	17,772,609	99,702
30 Year U.S. Treasury Bonds	(63)	December 2010	(8,424,281)	(9,237)

TOTAL				$111,861

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 17.0%

Collateralized Mortgage Obligations – 3.2%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$67,882	5.500%	08/15/30	$266
FHLMC REMIC Series 2586, Class NX
309,805	4.500	08/15/16	8,503

			8,769

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC
31,178	21.178	11/25/20	43,939
GNMA Series 2001-59, Class SA
12,090	25.489	11/16/24	18,551

			62,490

IOette(a) – 0.0%
FHLMC REMIC Series 1161, Class U
740	1,172.807	11/15/21	20,708

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
368,507	6.500	08/15/13	384,353
FHLMC REMIC Series 1916, Class PC
301,502	6.750	12/15/11	307,845

			692,198

Regular Floater(b) – 0.9%
FHLMC REMIC Series 3297, Class HF
4,495,439	0.647	04/15/37	4,467,947
FHLMC REMIC Series 3326, Class FC
10,375,818	0.717	06/15/37	10,347,129
FHLMC REMIC Series 3397, Class FK
12,964,971	1.037	12/15/37	13,082,512
FNMA REMIC Series 1988-12, Class B(c)
121,411	0.000	02/25/18	118,530
FNMA REMIC Series 2001-60, Class OF
1,436,762	1.206	10/25/31	1,461,742
FNMA REMIC Series 2001-70, Class OF
718,381	1.206	10/25/31	730,871

			30,208,731

Sequential Fixed Rate – 1.3%
FHLMC REMIC Series 108, Class G
275,010	8.500	12/15/20	312,023
FHLMC REMIC Series 1980, Class Z
1,339,008	7.000	07/15/27	1,541,876
FHLMC REMIC Series 2019, Class Z
1,460,049	6.500	12/15/27	1,617,889
FNMA REMIC Series 1989-66, Class J
445,894	7.000	09/25/19	496,880
FNMA REMIC Series 1990-16, Class E
279,745	9.000	03/25/20	321,238
FNMA REMIC Series 1992-33, Class K
486,098	8.500	03/25/18	497,825
FNMA REMIC Series 2009-70, Class AL
38,756,746	5.000	08/25/19	41,819,819
GNMA REMIC Series 1995-3, Class DQ
68,795	8.050	06/16/25	78,797

			46,686,347

Sequential Floating Rate(b) – 1.0%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
34,222,334	0.806	02/25/48	34,312,551
FNMA REMIC Series 1988-12, Class A
236,347	4.436	02/25/18	252,867

			34,565,418

Targeted Amortization Class(b)(c) – 0.0%
FHLMC REMIC Series 3291, Class XC
49,774	0.000	03/15/37	49,671

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$112,294,332

Federal Agencies – 13.8%
Adjustable Rate FHLMC(b) – 0.8%
$170,894	3.761%	05/01/18	$175,809
95,190	4.818	10/01/25	100,021
3,383,128	3.310	09/01/34	3,544,277
1,086,153	3.078	11/01/34	1,140,096
1,162,124	2.687	04/01/35	1,216,948
7,190,281	2.653	06/01/35	7,553,414
2,930,308	3.435	08/01/35	3,098,586
1,043,987	5.841	05/01/36	1,094,942
337,729	5.975	10/01/36	355,043
237,718	5.650	11/01/36	251,683
7,552,235	6.263	09/01/37	7,956,290

			26,487,109

Adjustable Rate FNMA(b) – 4.0%
78,260	2.157	11/01/17	79,534
256,496	3.970	02/01/18	264,366
123,492	6.133	06/01/18	127,211
175,834	5.703	05/01/20	186,164
85,985	4.720	01/01/23	90,059
566,891	3.675	02/01/27	591,266
6,098,036	3.550	08/01/29	6,280,820
61,103	2.610	07/01/32	64,255
44,796	3.005	07/01/32	47,020
363,613	2.844	01/01/33	379,849
3,991,592	2.676	05/01/33	4,204,024
527,193	3.000	08/01/33	550,630
3,388,603	4.611	08/01/33	3,632,688
2,714,324	2.664	02/01/34	2,856,452
898,137	2.570	05/01/34	942,378
1,571,417	2.602	05/01/34	1,650,092
1,962,455	2.713	06/01/34	2,062,885
966,726	3.098	10/01/34	1,011,754
1,700,532	3.118	10/01/34	1,782,897
295,981	2.683	12/01/34	308,785
2,294,533	2.592	02/01/35	2,399,907
351,914	2.782	02/01/35	367,755

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$567,052	2.579%	03/01/35	$594,331
3,641,805	2.763	03/01/35	3,824,889
3,853,940	2.236	04/01/35	3,989,699
7,652,567	2.293	04/01/35	7,947,321
2,957,535	2.604	04/01/35	3,104,723
631,467	2.400	05/01/35	658,370
1,101,309	2.466	05/01/35	1,145,311
12,761,721	2.770	07/01/35	13,354,924
4,016,692	2.600	08/01/35	4,236,578
2,786,522	4.273	10/01/35	2,913,008
5,475,448	5.799	03/01/36	5,672,925
1,487,860	2.565	04/01/36	1,521,144
4,277,335	5.671	04/01/36	4,473,806
2,984,101	2.748	06/01/36	3,065,409
5,410,086	5.920	06/01/36	5,662,899
4,768,083	2.811	07/01/36	4,903,320
108,492	4.751	07/01/36	114,883
6,876,531	5.887	09/01/36	7,233,099
440,818	5.459	11/01/36	466,716
336,881	5.609	11/01/36	356,673
10,202,470	2.990	04/01/37	10,679,558
7,970,420	5.753	07/01/37	8,438,683
12,018,056	5.222	11/01/38	12,575,748
293,173	5.758	12/01/46	308,997

			137,123,805

Adjustable Rate GNMA(b) – 0.4%
3,604,308	1.875	05/20/34	3,708,555
785,116	2.500	05/20/34	810,773
1,457,671	3.500	07/20/34	1,501,277
890,803	3.625	08/20/34	918,432
4,126,377	3.500	09/20/34	4,249,823
2,134,824	3.625	09/20/34	2,201,034
883,414	2.750	10/20/34	908,460
1,341,715	2.750	12/20/34	1,379,809

			15,678,163

FHLMC – 0.7%
71	7.000	01/01/11	71
3,366	7.000	12/01/12	3,401
32,065	6.500	01/01/13	33,557
30,234	6.500	04/01/13	32,722
77,549	6.500	05/01/13	83,929
37,340	6.500	06/01/13	40,413
22,219	6.500	10/01/13	23,312
767,858	4.500	10/01/14	815,399
506,862	4.000	11/01/14	536,650
690,401	4.000	03/01/15	728,709
4,726,088	4.500	03/01/15	4,903,620
337,596	4.500	08/01/15	357,794
46,886	8.500	10/01/15	51,499
335,414	8.000	12/01/15	363,988
12,716	7.000	03/01/16	13,698
4,947,697	5.000	10/01/17	5,280,514
5,571,297	5.000	11/01/17	5,946,062
3,056,213	5.500	01/01/20	3,306,680
976,298	7.000	04/01/22	1,103,227
25,518	4.500	05/01/23	26,824
35,017	7.500	01/01/31	39,050
19,718	6.000	06/01/36	21,465

			23,712,584

FNMA – 5.8%
4,046	7.000	07/01/11	4,150
1,006,916	5.500	01/01/13	1,049,307
22,410	6.000	01/01/14	24,205
73,520	6.000	03/01/14	79,406
14,527	5.500	04/01/14	15,644
460,767	4.000	01/01/15	476,909
182,564	4.500	01/01/15	189,612
2,959	8.500	09/01/15	2,975
137,852	8.500	10/01/15	143,759
19,962	8.500	12/01/15	21,283
15,169	5.500	01/01/18	16,434
503,115	5.500	07/01/18	544,826
278,974	5.500	08/01/18	302,556
501,866	5.500	09/01/18	544,132
69,424	5.500	12/01/18	75,271
31,418	5.500	01/01/19	34,054
56,998	5.500	03/01/19	61,781
26,805	5.500	08/01/19	28,867
16,160	5.000	09/01/19	17,259
84,101	7.000	11/01/19	94,053
9,660,341	6.000	10/01/21	10,470,096
11,250,033	5.500	09/01/23	12,153,991
1,924,382	5.500	10/01/23	2,084,347
13,401	7.000	12/01/24	15,000
2,676	7.000	07/01/27	2,996
3,720	7.000	08/01/27	4,208
5,188	7.000	10/01/28	5,867
4,282	7.000	01/01/29	4,830
2,901	7.000	11/01/29	3,263
137,977	8.000	02/01/31	152,441
4,240	7.000	04/01/31	4,751
21,834	7.000	05/01/32	24,438
18,112	7.000	06/01/32	20,272
6,678	7.000	08/01/32	7,475
2,357,621	6.000	03/01/33	2,587,121
4,758,442	6.500	04/01/33	5,294,138
1,081	7.000	10/01/33	1,210
5,155	7.000	04/01/34	5,776
13,276,947	6.000	04/01/35	14,583,675
1,808	6.000	11/01/35	1,961
95,000	8.500	09/01/37	105,641
1,387,791	7.500	10/01/37	1,542,349
41,954	7.500	09/01/47	46,365
146,000,000	3.500	TBA-15yr (e)	149,718,445

			202,567,139

GNMA – 2.1%
8,655	9.000	07/15/12	8,708
1,005,506	5.500	07/15/20	1,088,580
262,559	6.000	10/15/38	286,887
846,643	6.000	11/15/38	924,387

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$1,271,106	6.000%		12/15/38	$1,388,882
3,255,896	6.000		01/15/39	3,557,576
64,000,000	4.000		TBA-30yr (e)	66,103,126

				73,358,146

TOTAL FEDERAL AGENCIES				$478,926,946

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $579,118,487)				$591,221,278

Agency Debentures – 21.2%

FHLB
$8,130,000	5.000%		09/09/11	$8,483,649
182,500,000	0.497	(b)	10/13/11	182,520,257
12,000,000	1.375		06/08/12	12,172,660
33,370,000	2.000		09/14/12	34,303,863
67,200,000	1.750		12/14/12	68,691,410
12,000,000	4.875		12/14/12	13,090,790
83,200,000	3.750		09/09/16	90,866,231
37,000,000	3.875		12/14/18	40,597,214
FHLMC
18,000,000	1.250		01/26/12	18,052,450
36,600,000	4.500		01/15/13	39,760,084
29,800,000	3.800		03/09/16	30,242,777
FNMA
150,000,000	2.050	(f)	04/26/13	151,429,005
42,700,000	3.000		01/28/15	43,042,668
Small Business Administration
134,748	7.200		06/01/17	148,538
335,283	6.300		05/01/18	366,157
252,322	6.300		06/01/18	275,987

TOTAL AGENCY DEBENTURES
(Cost $720,099,862)				$734,043,740

Government Guarantee Obligations(g) – 26.8%

Ally Financial, Inc.
$80,000,000	1.750%		10/30/12	$81,878,488
92,200,000	2.200		12/19/12	95,356,661
Banco Bilbao Vizcaya Argentaria Puerto Rico
105,500,000	2.450		06/22/12	108,107,116
Bank of the West
20,000,000	2.150		03/27/12	20,502,608
Citibank NA
5,000,000	0.448	(b)	05/07/12	5,006,320
15,900,000	1.875		05/07/12	16,243,186
4,300,000	0.263	(b)	06/04/12	4,298,078
Citigroup Funding, Inc.
12,400,000	2.125		07/12/12	12,749,106
30,700,000	1.875		10/22/12	31,497,488
21,800,000	1.875		11/15/12	22,371,720
Citigroup, Inc.
19,500,000	0.842	(b)	12/09/10	19,526,383
75,300,000	2.125		04/30/12	77,234,984
General Electric Capital Corp.
25,000,000	3.000		12/09/11	25,768,225
51,000,000	0.493	(b)	03/12/12	51,322,983
26,500,000	2.000		09/28/12	27,238,571
37,000,000	2.125		12/21/12	38,211,151
20,400,000	2.625		12/28/12	21,297,604
HSBC USA, Inc.
65,200,000	3.125		12/16/11	67,331,831
Morgan Stanley & Co.
25,000,000	1.147	(b)	12/01/11	25,255,475
65,000,000	3.250		12/01/11	67,149,166
The Huntington National Bank(b)
54,900,000	0.697		06/01/12	55,404,092
United States Central Federal Credit Union
29,700,000	1.900		10/19/12	30,477,095
Western Corporate Federal Credit Union
26,300,000	1.750		11/02/12	26,898,343

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $916,584,300)				$931,126,674

U.S. Treasury Obligations – 38.7%

United States Treasury Inflation Protected Securities
$30,644,243	2.375%		04/15/11	$31,041,700
62,686,766	3.000		07/15/12	66,585,257
United States Treasury Notes
325,500,000	0.875		01/31/12	327,869,630
616,400,000	1.000		04/30/12	622,600,966
106,600,000	0.750		05/31/12	107,249,195
71,500,000	0.625		06/30/12	71,790,998
15,900,000	0.625		07/31/12	15,966,145
60,000,000	0.375		08/31/12	59,955,480
18,200,000	0.375		09/30/12	18,180,889
18,800,000	1.375		01/15/13	19,173,368
500,000	0.750		08/15/13	501,885

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,332,838,394)				$1,340,915,513

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,548,641,043)				$3,597,307,205

Short-term Investment(h) – 3.0%

Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$104,300,000	0.270%		10/01/10	$104,300,000
Maturity Value: $104,300,782
(Cost $104,300,000)

TOTAL INVESTMENTS – 106.7%
(Cost $3,652,941,043)				$3,701,607,205

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.7)%				(233,409,199)

NET ASSETS – 100.0%				$3,468,198,006

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,312,551, which represents approximately 1.0% of net assets as of September 30, 2010.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $215,821,571, which represents approximately 6.2% of net assets as of September 30, 2010.

(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(h)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 50-51.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	147	December 2010	$36,617,700	$187,058
Ultra Long U.S. Treasury Bonds	(83)	December 2010	(11,726,344)	300,738
2 Year U.S. Treasury Notes	7,702	December 2010	1,690,468,664	3,065,338
5 Year U.S. Treasury Notes	(138)	December 2010	(16,679,672)	(82,523)
10 Year U.S. Treasury Notes	(37)	December 2010	(4,663,734)	(2,952)
30 Year U.S. Treasury Bonds	(138)	December 2010	(18,453,188)	(10,254)

TOTAL				$3,457,405

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments made
	Amount	Termination	received by	made by	Market	(received) by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Bank of America Securities LLC	$29,500	10/27/16	3 month LIBOR	3.263%	$(2,850,232)	$—	$(2,850,232)
Deutsche Bank Securities, Inc.	121,700 (a)	12/15/13	3 month LIBOR	2.250	(4,581,483)	(876,000)	(3,705,483)
JPMorgan Securities, Inc.	49,800	10/21/16	3 month LIBOR	3.185	(4,592,000)	—	(4,592,000)
	37,000	10/05/18	3 month LIBOR	3.242	(3,251,824)	—	(3,251,824)

TOTAL					$(15,275,539)	$(876,000)	$(14,399,539)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 19.9%

Collateralized Mortgage Obligations – 3.5%
Adjustable Rate Non-Agency(a) – 0.3%
Bank of America Mortgage Securities Series 2002-J, Class A2
$46,261	3.466%	09/25/32	$41,469
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
54,026	3.075	08/25/33	47,374
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
32,359	3.321	08/25/33	29,187
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
759,770	2.632	03/25/33	648,962
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,334,795	0.794	11/20/34	1,117,186

			1,884,178

Interest Only(b) – 0.0%
FHLMC REMIC Series 2586, Class NX
554,908	4.500	08/15/16	15,230
FNMA REMIC Series 1990-145, Class B
1,129	1,004.961	12/25/20	23,828

			39,058

Planned Amortization Class – 0.2%
FHLMC REMIC Series 2113, Class TE
733,231	6.000	01/15/14	766,885
FNMA REMIC Series 1993-225, Class WC
435,735	6.500	12/25/13	459,354

			1,226,239

Regular Floater(a) – 1.0%
BCAP LLC Trust Series 2006-RR1, Class CF
220,752	0.896	11/25/36	207,522
Collateralized Mortgage Securities Corp. Series N, Class 2
141,123	0.918	08/25/17	141,171
FHLMC REMIC Series 1826, Class F
110,859	0.713	09/15/21	111,142
FHLMC REMIC Series 3297, Class HF
2,511,245	0.647	04/15/37	2,495,887
FNMA REMIC Series 1990-145, Class A
459,515	1.414	12/25/20	457,372
FNMA REMIC Series 1997-20, Class F
911,551	0.909	03/25/27	931,067
FNMA REMIC Series 1998-66, Class FC
212,521	0.757	11/17/28	214,278
FNMA REMIC Series 2001-70, Class OF
957,841	1.206	10/25/31	974,495

			5,532,934

Sequential Fixed Rate – 1.5%
First Nationwide Trust Series 2001-4, Class 1A1
53,951	6.750	09/21/31	55,337
FNMA REMIC Series 2009-70, Class AL
7,354,221	5.000	08/25/19	7,935,449

			7,990,786

Sequential Floating Rate(a)(c) – 0.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
2,504,073	0.806	02/25/48	2,510,675

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$19,183,870

Federal Agencies – 16.4%
Adjustable Rate FHLMC(a) – 1.3%
$59,600	3.109%	08/01/16	$60,620
89,450	3.453	08/01/18	93,192
56,460	3.267	11/01/18	58,239
396,279	4.735	11/01/18	413,884
14,488	2.742	02/01/19	14,915
23,478	3.362	02/01/19	24,256
62,393	3.076	03/01/19	63,732
38,718	3.183	03/01/19	40,328
62,750	3.157	06/01/19	64,468
50,231	3.697	07/01/19	51,935
921,983	3.550	11/01/19	961,428
793,869	6.868	11/01/19	840,632
69,719	3.619	01/01/20	71,267
84,793	3.075	05/01/21	86,932
19,682	5.975	01/01/25	20,710
58,087	3.125	10/01/26	59,201
755,489	5.350	08/01/28	800,110
484,405	2.982	05/01/29	495,975
56,399	4.202	06/01/29	60,320
76,906	2.864	04/01/30	79,269
84,395	4.366	06/01/30	90,291
215,435	2.796	12/01/30	221,473
6,883	2.972	01/01/31	7,193
76,068	2.852	02/01/31	78,374
9,315	2.623	05/01/31	9,781
16,850	4.487	06/01/31	17,383
7,722	3.059	11/01/31	8,110
15,691	3.500	10/01/32	16,469
2,777	2.359	02/01/33	2,887
736,625	2.449	07/01/33	767,263
1,136,830	2.718	09/01/33	1,193,673
49,530	3.130	11/01/33	51,823
606,105	5.340	05/01/35	641,713

			7,467,846

Adjustable Rate FNMA(a) – 6.1%
273,881	6.735	04/01/17	286,442
40,389	4.258	08/01/17	40,959
88,919	3.041	09/01/17	90,201
142,747	3.047	09/01/17	145,255
36,911	2.284	11/01/17	37,727
43,855	2.875	12/01/17	44,852
33,133	4.875	12/01/17	35,520
97,717	3.110	03/01/18	99,435
226,063	3.185	03/01/18	231,667
1,037,348	3.156	07/01/18	1,063,417
61,591	2.300	10/01/18	62,570
125,667	3.059	10/01/18	128,059
110,053	3.075	10/01/18	110,863

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$53,157	3.119%	10/01/18	$54,388
282,060	3.370	10/01/18	289,654
4,129	2.089	11/01/18	4,213
59,009	3.125	12/01/18	60,918
136,457	3.156	01/01/19	139,830
534,928	4.026	04/01/19	563,724
31,143	5.920	04/01/19	32,797
236,974	3.041	05/01/19	244,230
1,001,233	3.172	05/01/19	1,027,167
214,478	3.453	06/01/19	221,525
130,039	3.593	06/01/19	134,898
139,641	6.193	07/01/19	147,845
261,194	3.517	08/01/19	269,431
410,725	4.291	08/01/19	436,071
1,401,404	2.798	11/01/19	1,451,552
40,875	3.594	11/01/19	41,915
8,218	3.625	04/01/20	8,480
354,539	5.703	05/01/20	375,368
467,978	3.060	06/01/20	480,004
148,811	3.371	06/01/20	153,247
241,193	3.348	11/01/20	248,770
319,011	3.487	03/01/21	331,276
104,574	2.455	09/01/21	108,134
94,863	3.580	12/01/21	99,281
1,326,167	3.525	01/01/22	1,356,993
32,916	6.485	02/01/22	34,855
105,486	3.482	05/20/22	109,289
348,915	2.787	02/01/23	356,739
6,852	6.219	12/01/23	7,224
499,599	2.821	01/01/24	511,949
544,843	2.604	03/01/24	556,695
5,856,662	3.247	04/01/24	6,007,831
485,232	3.472	06/20/24	502,154
32,443	4.418	08/01/24	34,133
150,638	5.096	01/01/25	158,744
275,624	3.675	02/01/27	287,476
38,683	3.949	06/01/27	39,838
29,307	4.250	12/01/27	31,403
57,853	4.546	01/01/28	62,020
56,834	2.510	05/01/28	59,393
14,419	2.690	09/01/28	15,151
513,272	3.718	01/01/29	535,117
13,788	2.510	06/01/29	14,421
22,352	3.037	06/01/29	23,079
32,840	3.075	06/01/29	33,876
829,644	3.852	05/01/30	874,484
4,416	3.135	02/01/31	4,618
92,174	2.494	05/01/31	96,430
52,001	2.655	06/01/31	54,519
599,797	2.719	07/01/31	631,208
188,596	2.518	08/01/31	197,538
80,244	2.710	08/01/31	84,285
171,632	2.934	11/01/31	179,135
82,807	2.365	12/01/31	86,254
152,888	1.865	01/01/32	156,730
183,714	1.945	02/01/32	188,747
58,269	2.015	03/01/32	60,011
493,103	2.757	03/01/32	521,089
20,198	3.553	03/01/32	21,255
6,202	2.500	04/01/32	6,490
361,157	2.663	04/01/32	380,049
31,392	2.134	05/01/32	32,180
119,900	2.830	07/01/32	126,479
35,285	2.375	09/01/32	36,787
328,714	2.650	09/01/32	345,959
12,215	2.675	09/01/32	12,867
33,108	2.676	09/01/32	34,644
36,081	2.909	09/01/32	37,954
37,512	2.758	10/01/32	39,570
7,698	2.981	12/01/32	8,050
216,842	2.615	01/01/33	228,016
436,720	2.313	02/01/33	452,333
46,192	2.516	04/01/33	48,366
256,465	2.833	04/01/33	271,217
3,065,479	2.095	05/01/33	3,167,579
961,715	2.833	05/01/33	1,016,984
14,373	3.525	08/01/33	15,051
112,776	2.876	01/01/34	118,551
35,939	2.545	02/01/34	37,666
1,207,651	2.236	04/01/35	1,250,191
860,459	2.293	04/01/35	893,601
1,273,010	2.529	10/01/35	1,335,500
27,544	4.113	05/01/36	29,277
6,618	2.556	11/01/38	6,924
146,847	1.786	06/01/40	147,799
558,323	2.590	07/01/40	585,209
20,774	1.586	02/01/41	20,740

			33,882,401

Adjustable Rate GNMA(a) – 1.7%
7,963,448	3.500	08/20/34	8,201,416
1,017,416	3.625	08/20/34	1,048,971

			9,250,387

FHLMC – 1.8%
96,391	6.500	03/01/13	104,323
37,360	6.500	04/01/13	40,434
44,962	6.500	05/01/13	48,662
117,951	6.500	06/01/13	127,657
969,348	8.000	12/01/15	1,051,924
188,973	6.000	05/01/17	204,695
975,666	5.000	10/01/17	1,041,296
1,098,637	5.000	11/01/17	1,172,539
617,430	5.500	01/01/20	668,030
308,140	7.000	04/01/21	347,557
174,208	7.000	08/01/21	196,524
1,603,244	7.000	03/01/22	1,811,862
460,447	7.000	05/01/22	520,366
1,901,387	7.000	06/01/22	2,148,706
25,518	4.500	05/01/23	26,824
22,241	7.000	12/01/25	24,984

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$286,566	5.000%		10/01/39		$306,324

					9,842,707

FNMA – 4.0%
143,182	6.000		09/01/11		146,761
263,287	6.500		04/01/12		272,935
528,783	6.000		05/01/12		553,977
140,069	6.500		05/01/12		145,416
321,952	6.000		06/01/12		337,294
175,392	6.500		06/01/12		182,346
2,467,413	5.500		01/01/13		2,570,938
459,078	8.000		01/01/16		498,276
590,109	7.000		03/01/17		648,525
109,292	7.000		05/01/17		120,147
4,478,368	5.500		03/01/18		4,856,997
457,811	5.500		04/01/18		496,510
3,786	5.000		08/01/19		4,049
16,433	5.000		09/01/19		17,571
19,012	5.000		11/01/19		20,334
55,229	5.000		01/01/20		59,071
169,075	7.000		07/01/21		191,102
300,739	7.000		11/01/21		339,941
116,832	7.000		12/01/21		132,061
238,682	7.000		01/01/22		269,791
58,547	7.000		02/01/22		66,175
182,010	7.000		01/01/28		203,228
163,972	6.500		04/01/33		182,226
248,141	5.000		01/01/37		261,657
413,896	5.000		03/01/38		435,381
9,000,000	3.500		TBA-15yr	(d)	9,229,219

					22,241,928

GNMA – 1.5%
42,503	7.000		12/15/25		48,396
98,500	7.000		04/15/26		112,293
8,000,000	4.000		TBA-30yr	(d)	8,262,891

					8,423,580

TOTAL FEDERAL AGENCIES					$91,108,849

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $108,300,211)					$110,292,719

Agency Debentures – 13.1%

FHLB
$27,000,000	0.497	%(a)	10/13/11		$27,002,997
17,000,000	3.750		09/09/16		18,566,417
8,000,000	3.875		12/14/18		8,777,776
FNMA
16,000,000	2.050		04/26/13		16,152,427
1,900,000	3.000		07/28/14		1,936,807

TOTAL AGENCY DEBENTURES
(Cost $70,192,612)					$72,436,424

Asset-Backed Securities – 15.6%

Auto – 4.3%
Bank of America Auto Trust Series 2009-1A, Class A2(c)
$520,690	1.700%		12/15/11		$520,878
Bank of America Auto Trust Series 2009-3A, Class A2(c)
6,144,245	0.890		04/15/12		6,149,390
Ford Credit Auto Owner Trust Series 2009-B, Class A3
10,000,000	2.790		08/15/13		10,164,433
Ford Credit Auto Owner Trust Series 2009-E, Class A2
6,784,241	0.800		03/15/12		6,789,337

					23,624,038

Student Loans(a) – 11.3%
Access Group, Inc. Series 2002-1, Class A2
5,429,144	0.469		09/25/25		5,399,826
Access Group, Inc. Series 2005-2, Class A1
1,456,979	0.439		08/22/17		1,453,604
Brazos Higher Education Authority Inc. Student Loan Revenue Series 2004 I-A-2
4,983,789	0.449		06/27/22		4,900,799
Brazos Higher Education Authority Inc. Student Loan Revenue Series 2005 I-A-2
3,696,750	0.369		12/26/18		3,659,819
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
3,900,879	0.389		12/26/17		3,852,131
College Loan Corp. Trust Series 2004-1, Class A3
8,500,000	0.658		04/25/21		8,495,674
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.598		07/25/24		4,964,014
College Loan Corp. Trust Series 2005-2, Class A2
2,009,751	0.636		10/15/21		1,995,866
Collegiate Funding Services Education Loan Trust I Series 2003-A, Class A2
1,373,773	0.589		09/28/20		1,373,682
Education Funding Capital Trust I Series 2003-3, Class A3
9,475,773	0.562		03/16/20		9,443,115
Education Funding Capital Trust I Series 2004-1, Class A2
3,217,796	0.452		12/15/22		3,158,772
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
3,052,406	1.098		04/25/19		3,072,827
SLM Student Loan Trust Series 2004-9, Class A4
2,804,322	0.628		04/25/17		2,801,951
SLM Student Loan Trust Series 2006-1, Class A3
3,792,810	0.538		10/25/16		3,789,790
SLM Student Loan Trust Series 2006-5, Class A3
2,404,503	0.528		10/25/19		2,399,375
SLM Student Loan Trust Series 2008-6, Class A1
2,129,376	0.898		10/27/14		2,131,777

					62,893,022

TOTAL ASSET-BACKED SECURITIES
(Cost $86,414,598)					$86,517,060

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Government Guarantee Obligations(e) – 27.5%

Ally Financial, Inc.
$12,800,000	1.750%		10/30/12	$13,100,558
26,200,000	2.200		12/19/12	27,097,012
Bank of America Corp.(a)
12,100,000	1.116		12/02/11	12,231,019
13,400,000	0.490		06/22/12	13,457,245
Citibank NA
1,800,000	1.875		05/07/12	1,838,851
Citigroup Funding, Inc.
8,600,000	0.805	(a)	04/30/12	8,649,648
6,400,000	1.875		10/22/12	6,566,252
10,000,000	1.875		11/15/12	10,262,257
Citigroup, Inc.
1,200,000	2.125		04/30/12	1,230,836
General Electric Capital Corp.
9,400,000	0.493	(a)	03/12/12	9,459,530
7,500,000	2.000		09/28/12	7,709,030
2,000,000	0.292	(a)	12/21/12	2,000,878
6,000,000	2.625		12/28/12	6,264,001
Morgan Stanley & Co.(a)
8,500,000	0.691		02/10/12	8,536,813
3,800,000	0.641		06/20/12	3,829,496
The Huntington National Bank(a)
13,000,000	0.697		06/01/12	13,119,366
United States Central Federal Credit Union
1,500,000	1.900		10/19/12	1,539,247
Western Corporate Federal Credit Union
5,400,000	1.750		11/02/12	5,522,854

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $150,449,068)				$152,414,893

U.S. Treasury Obligations – 23.5%

United States Treasury Inflation Protected Securities
$10,544,256	2.375%		04/15/11	$10,681,015
4,850,040	3.000		07/15/12	5,151,664
United States Treasury Notes
4,900,000	0.875		01/31/12	4,935,672
104,500,000	1.000	(f)	03/31/12	105,529,326
1,500,000	1.000		04/30/12	1,515,090
1,800,000	0.750		05/31/12	1,810,962
400,000	1.250		09/30/15	399,436

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $128,831,472)				$130,023,165

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $544,187,961)				$551,684,261

Short-term Investment(g) – 3.2%

Repurchase Agreement – 3.2%
Joint Repurchase Agreement Account II
$17,800,000	0.270%		10/01/10	$17,800,000
Maturity Value: $17,800,134
(Cost $17,800,000)

TOTAL INVESTMENTS – 102.8%
(Cost $561,987,961)				$569,484,261

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%				(15,574,337)

NET ASSETS – 100.0%				$553,909,924

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,180,943, which represents approximately 1.7% of net assets as of September 30, 2010.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $17,492,110, which represents approximately 3.2% of net assets as of September 30, 2010.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 50-51.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

2 Year U.S. Treasury Notes	(138)	December 2010	$(30,288,844)	$(28,634)
5 Year U.S. Treasury Notes	(378)	December 2010	(45,687,797)	(285,223)
10 Year U.S. Treasury Notes	220	December 2010	27,730,313	185,276
30 Year U.S. Treasury Bonds	(32)	December 2010	(4,279,000)	665

TOTAL				$(127,916)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Bank of America Securities LLC	$6,100		10/27/16	3 month LIBOR	3.263%	$(589,370)
Credit Suisse First Boston Corp.	5,300	(a)	08/15/17	3 month LIBOR	2.252	(51,500)
Deutsche Bank Securities, Inc	4,200	(a)	08/15/17	3 month LIBOR	2.242	(37,911)
	4,700	(a)	08/15/17	3 month LIBOR	2.114	(4,779)
JPMorgan Securities, Inc.	10,100		10/21/16	3 month LIBOR	3.185	(931,309)
	4,700	(a)	08/15/17	3 month LIBOR	2.161	(18,764)
	8,000		10/05/18	3 month LIBOR	3.242	(703,097)

TOTAL						$(2,336,730)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) of the swap contract(s) is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$5,400,000

Government Income	208,600,000

Inflation Protected Securities	4,200,000

Short Duration Government	104,300,000

Ultra-Short Duration Government	17,800,000

REPURCHASE AGREEMENTS

	Principal	Interest		Maturity	Maturity
Counterparty	Amount	Rate		Date	Value

Banc of America Securities LLC	$300,000,000	0.	250%	10/01/10	$300,002,083

Banc of America Securities LLC	1,107,500,000	0.	300	10/01/10	1,107,509,229

Barclays Capital, Inc.	1,400,000,000	0.	250	10/01/10	1,400,009,722

BNP Paribas Securities Co.	3,200,000,000	0.	240	10/01/10	3,200,021,333

BNP Paribas Securities Co.	1,500,000,000	0.	280	10/01/10	1,500,011,667

BNP Paribas Securities Co.	800,000,000	0.	290	10/01/10	800,006,444

Citibank N.A.	250,000,000	0.	300	10/01/10	250,002,083

Citigroup Global Markets, Inc.	1,250,000,000	0.	300	10/01/10	1,250,010,417

Credit Suisse Securities (USA) LLC	500,000,000	0.	220	10/01/10	500,003,056

Credit Suisse Securities (USA) LLC	550,000,000	0.	250	10/01/10	550,003,819

Deutsche Bank Securities, Inc.	400,000,000	0.	280	10/01/10	400,003,111

JPMorgan Securities	1,500,000,000	0.	250	10/01/10	1,500,010,417

JPMorgan Securities	160,000,000	0.	300	10/01/10	160,001,333

Merrill Lynch & Co., Inc.	850,000,000	0.	300	10/01/10	850,007,083

RBS Securities, Inc.	1,000,000,000	0.	280	10/01/10	1,000,007,778

RBS Securities, Inc.	1,000,000,000	0.	300	10/01/10	1,000,008,333

UBS Securities LLC	750,000,000	0.	250	10/01/10	750,005,208

UBS Securities LLC	750,000,000	0.	280	10/01/10	750,005,833

UBS Securities LLC	170,000,000	0.	300	10/01/10	170,001,417

Wells Fargo Securities LLC	500,000,000	0.	250	10/01/10	500,003,472

Wells Fargo Securities LLC	3,250,000,000	0.	280	10/01/10	3,250,025,278

TOTAL					$21,187,659,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.550 to 7.350%	03/07/11 to 10/29/37

Federal Farm Credit Bank Principal-Only Stripped Securities	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	10/01/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	10/04/10 to 09/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	11/15/13 to 03/15/31

Federal National Mortgage Association	0.000 to 10.350	10/12/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 07/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	4.000 to 6.000	03/15/24 to 09/15/40

Tennessee Valley Authority	4.375 to 6.000	03/15/13 to 07/18/17

Tennessee Valley Authority Interest-Only Stripped Securities	0.000	11/01/10 to 07/15/20

Tennessee Valley Authority Principal-Only Stripped Security	0.000	12/15/17

U.S. Treasury Bond	5.000	05/15/37

U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/11 to 08/15/20

U.S. Treasury Notes	0.750 to 4.625	01/31/11 to 11/15/18

The aggregate market value of the collateral, including accrued interest, was $21,615,378,308.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2010 (Unaudited)

Enhanced
Income Fund

Assets:

Investments in securities, at value (identified cost $1,001,988,404, $830,678,411, $235,584,273, $3,548,641,043 and $544,187,961, respectively)	$1,015,061,629
Repurchase agreement, at value which equals cost	5,400,000
Cash	54,515
Receivables:
Investment securities sold	12,045,912
Fund shares sold	10,598,473
Interest	6,312,274
Swap contracts, at value (includes upfront payments made of $76,342, $0, $0, $0 and $0, respectively)	81,883
Due from broker — collateral for swap contracts	—
Due from broker — variation margin	—
Reimbursement from investment adviser	—
Other assets	4,223

Total assets	1,049,558,909

Liabilities:

Payables:
Fund shares redeemed	4,202,422
Investment securities purchased	3,660,575
Amounts owed to affiliates	310,323
Income distribution	274,771
Swap contracts, at value (includes upfront payments received of $34,394, $0, $0, $876,000 and $0, respectively)	10,154
Due to broker — variation margin	7,464
Forward sale contracts, at value (proceeds receivable $0, $3,119,922, $0, $0 and $0, respectively)	—
Accrued expenses and other liabilities	110,059

Total liabilities	8,575,768

Net Assets:

Paid-in capital	1,052,206,081
Accumulated undistributed net investment income	874,657
Accumulated net realized gain (loss) from investment, futures and swap transactions	(19,678,548)
Net unrealized gain on investments, futures and swaps	7,580,951

NET ASSETS	$1,040,983,141

Net Assets:
Class A	$334,243,301
Class B	1,164,674
Class C	—
Institutional	700,272,096
Administration	5,302,068
Service	—
Class IR	1,002
Class R	—

Total Net Assets	$1,040,983,141

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	34,688,172
Class B	121,050
Class C	—
Institutional	72,745,597
Administration	548,877
Service	—
Class IR	104
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.64
Class B	9.62
Class C	—
Institutional	9.63
Administration	9.66
Service	—
Class IR	9.62
Class R	—

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income, Short Duration Government and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Government Income and Inflation Protected Securities Funds (NAV per share multiplied by 1.0390) is $9.79, $10.62, $8.94, $16.39 and $11.98, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$857,170,770	$245,646,192	$3,597,307,205	$551,684,261
208,600,000	4,200,000	104,300,000	17,800,000
58,159	51,576	57,929	12,424

245,277,586	—	43,203,062	11,900,575
1,181,247	76,684	5,217,543	408,615
3,489,991	1,111,523	14,569,936	1,394,804
—	—	—	—
—	—	14,650,000	2,250,000
—	—	457,163	—
12,581	110	52,482	—
2,358	543	9,779	5,601

1,315,792,692	251,086,628	3,779,825,099	585,456,280

12,887,024	1,086,463	52,986,228	8,005,450
370,756,833	—	240,473,750	20,576,719
653,706	100,931	2,024,661	290,066
272,844	62,048	545,669	166,883
268,660	—	15,275,539	2,336,730
1,591	16,167	—	54,896
3,121,094	—	—	—
241,399	111,679	321,246	115,612

388,203,151	1,377,288	311,627,093	31,546,356

876,498,327	233,149,242	3,393,167,082	672,731,549
513,934	180,388	5,106,354	357,241
23,114,358	6,205,930	32,200,542	(124,210,520)
27,462,922	10,173,780	37,724,028	5,031,654

$927,589,541	$249,709,340	$3,468,198,006	$553,909,924

$504,754,274	$78,871,222	$1,286,388,513	$200,060,325
24,832,523	—	1,936,131	—
40,923,788	21,662,071	165,106,543	—
235,595,799	148,407,916	1,845,854,795	352,252,469
—	—	—	—
110,918,780	—	161,560,961	1,317,304
751,230	133,459	7,351,063	279,826
9,813,147	634,672	—	—

$927,589,541	$249,709,340	$3,468,198,006	$553,909,924

32,005,456	6,838,853	123,001,019	22,701,816
1,574,600	—	185,823	—
2,594,980	1,872,627	15,890,244	—
14,961,432	12,830,371	177,063,002	39,948,197
—	—	—	—
7,049,796	—	15,519,182	148,748
47,659	11,559	702,628	31,767
622,914	54,931	—	—

$15.77	$11.53	$10.46	$8.81
15.77	—	10.42	—
15.77	11.57	10.39	—
15.75	11.57	10.42	8.82
—	—	—	—
15.73	—	10.41	8.86
15.76	11.55	10.46	8.81
15.75	11.55	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2010 (Unaudited)

Enhanced
Income Fund

Investment income:

Interest	$8,738,353

Expenses:

Management fees	1,404,570
Distribution and Service fees(a)	439,235
Transfer Agent fees(a)	383,205
Custody and accounting fees	102,403
Registration fees	70,848
Printing and mailing costs	42,519
Professional fees	36,783
Trustee fees	9,200
Administration share fees	4,949
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	16,843

Total expenses	2,510,555

Less — expense reductions	(271,409)

Net expenses	2,239,146

NET INVESTMENT INCOME	6,499,207

Realized and unrealized gain (loss) from investment, futures and swap transactions:

Net realized gain (loss) from:
Investment transactions	1,188,743
Futures transactions	(4,879,685)
Swap contracts	16,978
Net change in unrealized gain (loss) on:
Investments	5,160,171
Futures	(5,968,838)
Swap contracts	27,154

Net realized and unrealized gain (loss) from investment, futures and swap transactions	(4,455,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,043,730

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR(b)	Class R
Enhanced Income	$432,740	$6,495	$—	$—	$225,025	$844	$—	$156,544	$792	$—	$—	$—
Government Income	632,066	137,983	200,669	19,324	328,674	17,938	26,087	50,129	—	20,801	317	5,024
Inflation Protected Securities	100,941	—	109,511	1,350	52,490	—	14,236	28,354	—	—	84	351
Short Duration Government	1,820,997	15,961	865,765	—	946,918	2,075	112,550	397,858	—	35,662	2,831	—
Ultra-Short Duration Government	331,126	—	—	—	172,186	—	—	84,730	—	400	239	—

(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$12,259,508	$2,782,798	$27,701,160	$5,140,035

2,527,877	404,403	8,632,197	1,381,842
990,042	211,802	2,702,723	331,126
448,970	95,515	1,497,894	257,555
143,869	29,679	177,447	95,777
43,123	31,158	103,120	33,251
77,822	22,163	152,160	37,435
43,588	35,817	39,025	38,519
9,695	9,550	12,074	8,490
—	—	—	—
130,005	—	222,888	2,500
130,005	—	222,888	2,500
15,764	4,964	9,869	11,045

4,560,760	845,051	13,772,285	2,200,040

(317,644)	(177,507)	(583,836)	(38,772)

4,243,116	667,544	13,188,449	2,161,268

8,016,392	2,115,254	14,512,711	2,978,767

16,002,888	7,051,627	14,248,235	1,725,617
7,150,313	(434,824)	8,910,211	(7,292,408)
(750,634)	—	(3,828,643)	(235,693)

10,041,015	7,355,416	21,890,828	4,396,574
2,542,979	142,056	4,204,436	(285,244)
453,611	—	(13,230,019)	(2,427,130)

35,440,172	14,114,275	32,195,048	(4,118,284)

$43,456,564	$16,229,529	$46,707,759	$(1,139,517)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010

From operations:

Net investment income	$6,499,207	$12,967,876
Net realized gain (loss) from investment, futures and swap transactions	(3,673,964)	(5,175,043)
Net change in unrealized gain (loss) on investments, futures and swaps	(781,513)	13,092,773

Net increase in net assets resulting from operations	2,043,730	20,885,606

Distributions to shareholders:

From net investment income
Class A Shares	(1,524,403)	(2,763,836)
Class B Shares	(881)	(15,916)
Class C Shares	—	—
Institutional Shares	(4,772,881)	(10,281,671)
Administration Shares	(19,303)	(41,110)
Service Shares	—	—
Class IR Shares(a)	(2)	—
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares	—	—

Total distributions to shareholders	(6,317,470)	(13,102,533)

From share transactions:

Proceeds from sales of shares	362,479,094	1,624,662,395
Reinvestment of distributions	5,027,925	11,172,511
Cost of shares redeemed	(545,986,509)	(693,033,379)

Net increase (decrease) in net assets resulting from share transactions	(178,479,490)	942,801,527

TOTAL INCREASE (DECREASE)	(182,753,230)	950,584,600

Net assets:

Beginning of period	1,223,736,371	273,151,771

End of period	$1,040,983,141	$1,223,736,371

Accumulated undistributed net investment income	$874,657	$692,920

(a)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
September 30, 2010	Year Ended	September 30, 2010	Year Ended
(Unaudited)	March 31, 2010	(Unaudited)	March 31, 2010

$8,016,392	$26,874,405	$2,115,254	$4,562,630
22,402,567	6,663,390	6,616,803	431,661
13,037,605	9,579,428	7,497,472	2,746,023

43,456,564	43,117,223	16,229,529	7,740,314

(4,338,191)	(14,174,772)	(688,551)	(1,410,721)
(133,851)	(721,929)	—	—
(193,645)	(721,345)	(105,946)	(178,041)
(2,577,100)	(7,425,830)	(1,456,742)	(1,849,447)
—	—	—	—
(807,341)	(2,322,780)	—	—
(4,759)	(2,624)	(1,268)	(2,258)
(56,265)	(32,235)	(3,982)	(1,796)

—	(8,168,166)	—	—
—	(546,856)	—	—
—	(594,749)	—	—
—	(3,830,459)	—	—
—	(1,546,942)	—	—
—	(3,224)	—	—
—	(34,135)	—	—

(8,111,152)	(40,126,046)	(2,256,489)	(3,442,263)

182,805,877	446,391,884	24,430,453	182,279,632
6,138,049	30,390,479	1,706,773	2,644,124
(238,434,284)	(536,139,922)	(30,092,518)	(49,002,214)

(49,490,358)	(59,357,559)	(3,955,292)	135,921,542

(14,144,946)	(56,366,382)	10,017,748	140,219,593

941,734,487	998,100,869	239,691,592	99,471,999

$927,589,541	$941,734,487	$249,709,340	$239,691,592

$513,934	$608,694	$180,388	$321,623

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund		Ultra-Short Duration Government Fund
	For the		For the
	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
	September 30, 2010	Year Ended	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010	(Unaudited)	March 31, 2010

From operations:

Net investment income	$14,512,711	$48,212,506	$2,978,767	$7,374,070
Net realized gain (loss) from investment, futures and swap transactions	19,329,803	51,061,401	(5,802,484)	(4,522,054)
Net change in unrealized gain (loss) on investments, futures and swaps	12,865,245	(4,698,637)	1,684,200	9,544,250

Net increase (decrease) in net assets resulting from operations	46,707,759	94,575,270	(1,139,517)	12,396,266

Distributions to shareholders:

From net investment income
Class A Shares	(4,201,092)	(18,704,864)	(712,247)	(3,371,301)
Class B Shares	(530)	(51,616)	—	—
Class C Shares	(8,527)	(1,225,533)	—	—
Institutional Shares	(9,106,743)	(25,664,577)	(1,866,631)	(5,340,613)
Service Shares	(374,519)	(1,762,344)	(3,701)	(47,305)
Class IR Shares	(17,809)	(16,145)	(1,457)	(2,575)
From net realized gains
Class A Shares	—	(23,253,713)	—	—
Class B Shares	—	(81,035)	—	—
Class C Shares	—	(2,885,809)	—	—
Institutional Shares	—	(26,899,793)	—	—
Service Shares	—	(2,864,628)	—	—
Class IR Shares	—	(21,931)	—	—
From capital
Class A Shares	—	—	—	(85,456)
Institutional Shares	—	—	—	(135,375)
Service Shares	—	—	—	(1,199)
Class IR Shares	—	—	—	(65)

Total distributions to shareholders	(13,709,220)	(103,431,988)	(2,584,036)	(8,983,889)

From share transactions:

Proceeds from sales of shares	1,026,929,810	3,928,313,948	201,853,116	1,058,504,273
Reinvestment of distributions	10,384,302	83,676,730	1,562,693	5,705,085
Cost of shares redeemed	(1,403,490,651)	(2,200,254,956)	(439,468,767)	(516,606,081)

Net increase (decrease) in net assets resulting from share transactions	(366,176,539)	1,811,735,722	(236,052,958)	547,603,277

TOTAL INCREASE (DECREASE)	(333,178,000)	1,802,879,004	(239,776,511)	551,015,654

Net assets:

Beginning of period	3,801,376,006	1,998,497,002	793,686,435	242,670,781

End of period	$3,468,198,006	$3,801,376,006	$553,909,924	$793,686,435

Accumulated undistributed (distribution in excess of) net investment income	$5,106,354	$4,302,863	$357,241	$(37,490)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Enhanced Income	A, B, Institutional, Administration and IR	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Effective September 30, 2010, the contingent deferred sales charge on Class C Shares of the Short Duration Government Fund was reduced to 0.65%. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Enhanced Income Fund commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

F. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

G. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

H. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

I. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

J. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of September 30, 2010:

Enhanced Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$406,861,536	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	39,253,990	40,062,223	—
Asset-Backed Securities	—	104,362,088	147,610
Foreign Debt Obligations	—	43,635,612	—
Government Guarantee Obligations	—	364,738,570	—
Short-term Investments	—	21,400,000	—
Derivatives	509,772	81,883	—

Total	$39,763,762	$981,141,912	$147,610

Liabilities
Derivatives	$(6,031,827)	$(10,154)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2010:

Fixed Income
Asset-Backed
Securities

Beginning Balance as of April 1, 2010	$151,218
Realized gain (loss)	5
Unrealized gain (loss) relating to instruments still held at reporting date	21,899
Net purchases (sales)	(25,512)
Transfers into Level 3	—
Transfers out of Level 3	—

Ending Balance as of September 30, 2010	$147,610

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$457,034,881	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	191,565,768	78,816,789	—
Asset-Backed Securities	—	17,281,561	—
Government Guarantee Obligations	—	110,135,171	—
Municipal Debt Obligations	—	2,336,600	—
Short-term Investments	—	208,600,000	—
Derivatives	1,308,765	—	—

Total	$192,874,533	$874,205,002	$—

Liabilities
Fixed Income — Mortgage-Backed Obligations
Forward Sales Contracts	$—	$(3,121,094)	$—
Derivatives	(68,370)	(268,660)	—

Total	$(68,370)	$(3,389,754)	$—

Inflation Protected Securities	Level 1	Level 2	Level 3

Assets
U.S. Treasury Obligations	$245,646,192	$—	$—
Short-term Investments	—	4,200,000	—
Derivatives	166,863	—	—

Total	$245,813,055	$4,200,000	$—

Liabilities
Derivatives	$(55,002)	$—	$—

Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$591,221,278	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	1,340,915,513	734,043,740	—
Government Guarantee Obligations	—	931,126,674	—
Short-term Investments	—	104,300,000	—
Derivatives	3,553,134	—	—

Total	$1,344,468,647	$2,360,691,692	$—

Liabilities
Derivatives	$(95,729)	$(15,275,539)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

Ultra-Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$110,292,719	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	130,023,165	72,436,424	—
Asset-Backed Securities	—	86,517,060	—
Government Guarantee Obligations	—	152,414,893	—
Short-term Investments	—	17,800,000	—
Derivatives	185,941	—	—

Total	$130,209,106	$439,461,096	$—

Liabilities
Derivatives	$(313,857)	$(2,336,730)	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.45	0.45

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.40

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates above, through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the Distribution and Service fees applicable to the Short Duration Government Fund’s Class B and Class C Shares in an amount equal to a minimum of 0.15% of the average daily net assets attributable to Class B Shares and (effective September 30, 2010) equal to a minimum of 0.35% of the average daily net assets attributable to Class C Shares. These arrangements will remain in place through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.
For the six months ended September 30, 2010, Goldman Sachs waived a portion of the Distribution and Service fees equal to 0.20% and 0.19% of the average daily net assets attributable to the Class B and Class C Shares of Short Duration Government Fund, respectively.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$2,100	$—	N/A

Government Income	15,600	—	$—

Inflation Protected Securities	11,100	N/A	—

Short Duration Government	26,900	—	—

Ultra-Short Duration Government	2,400	N/A	N/A

D. Service Plan, Shareholder Administration Plan and Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. The

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Administration Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.044%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended September 30, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Class C		Other	Total
	Management	Distribution and	Distribution and	Custody	Expense	Expense
Fund	Fees	Service Fees	Service Fees	Fee Credits	Reimbursements	Reductions

Enhanced Income	$270	$—	N/A	$1	$—	$271

Government Income	—	—	$—	3	315	318

Inflation Protected Securities	98	N/A	—	—	80	178

Short Duration Government	—	3	159	4	418	584

Ultra-Short Duration Government	—	N/A	N/A	1	38	39

As of September 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Other
		Distribution		Expense
	Management	and Service	Transfer	Over
Fund	Fees	Fees	Agent Fees	Reimbursement	Total

Enhanced Income	$179	$70	$61	$—	$310

Government Income	417	163	74	—	654

Inflation Protected Securities	51	34	16	—	101

Short Duration Government	1,393	392	240	—	2,025

Ultra-Short Duration Government	195	47	36	12	290

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of September 30, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the six months ended September 30, 2010, Goldman Sachs earned approximately $29,200, $34,900, $3,900, $124,500 and $23,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of September 30, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$509,772	(a)	Due to broker — variation margin	$(6,031,827	)(a)

Credit	Receivables for swap contracts, at value	81,883		Payables for swap contracts, at value	(10,154	)(b)

Total		$591,655			$(6,041,981)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

Government Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$1,308,765(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(337,030	)(a)(b)

Inflation Protected Securities

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$166,863(a	)	Due to broker — variation margin	$(55,002	)(a)

Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$3,553,134(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(15,371,268	)(a)(b)

Ultra-Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$185,941(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(2,650,587	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $10,154, $268,660, $15,275,539 and $2,336,730 for Enhanced Income, Government Income, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended September 30, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(4,888,312)	$(5,968,838)	3,160

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	25,605	27,154	2

Total		$(4,862,707)	$(5,941,684)	3,162

Government Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$6,399,679	$2,996,590	1,186

Inflation Protected Securities

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(434,824)	$142,056	242

Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$5,081,568	$(9,025,583)	9,349

Ultra-Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(7,528,101)	$(2,712,374)	1,353

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2010.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$152,426,852	$262,176,770	$220,084,832	$254,270,045

Government Income	1,702,021,946	25,019,410	1,699,648,028	66,885,413

Inflation Protected Securities	212,136,584	—	204,051,139	—

Short Duration Government	2,213,047,575	206,611,573	1,898,529,408	228,841,078

Ultra-Short Duration Government	170,382,931	25,679,137	305,779,303	62,724,858

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2010, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Capital loss carryforward:(1)
Expiring 2011	$—	$—	$—	$—	$(55,920,321)
Expiring 2012	(7,658,641)	—	—	—	(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—
Expiring 2018	(1,658,767)	—	—	—	(21,924,176)

Total capital loss carryforward	$(13,450,105)	$—	$—	$—	$(117,296,352)

Timing differences (Income Distribution Payable, Post-October Losses and Straddles)	$(2,329,303)	$(2,808,210)	$(617,194)	$(1,511,146)	$(1,170,213)

(1)	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$1,007,039,584	$1,038,837,899	$239,834,834	$3,651,290,732	$560,715,693

Gross unrealized gain	13,946,425	28,552,105	10,061,919	52,619,362	9,468,474
Gross unrealized loss	(524,380)	(1,619,234)	(50,561)	(2,302,889)	(699,906)

Net unrealized security gain	$13,422,045	$26,932,871	$10,011,358	$50,316,473	$8,768,568

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of swap transactions, premium amortization, sales of inflation protected securities and the accretion of market discount.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.
Effective November 1, 2010, GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% of each of the Short Duration Government Fund’s and Ultra-Short Duration Government Fund’s average daily net assets. These management fee waivers are temporary and may be modified or terminated at any time at the option of GSAM, without shareholder approval.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,162,211	$117,191,102	52,050,217	$502,340,979
Reinvestment of distributions	129,320	1,245,934	225,427	2,176,768
Shares converted from Class B(a)	3,898	37,500	10,539	101,757
Shares redeemed	(16,065,957)	(154,858,152)	(18,873,395)	(182,388,201)

	(3,770,528)	(36,383,616)	33,412,788	322,231,303

Class B Shares
Shares sold	2,317	22,309	12,259	117,831
Reinvestment of distributions	78	751	1,454	13,969
Shares converted to Class A(a)	(3,902)	(37,500)	(10,553)	(101,757)
Shares redeemed	(21,711)	(208,935)	(92,418)	(889,443)

	(23,218)	(223,375)	(89,258)	(859,400)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	25,110,168	241,822,782	115,908,510	1,116,981,401
Reinvestment of distributions	391,316	3,766,308	927,612	8,944,718
Shares redeemed	(40,492,118)	(389,958,427)	(52,527,669)	(506,983,238)

	(14,990,634)	(144,369,337)	64,308,453	618,942,881

Administration Shares
Shares sold	356,395	3,441,891	542,004	5,222,184
Reinvestment of distributions	1,546	14,930	3,832	37,056
Shares redeemed	(99,421)	(960,985)	(286,375)	(2,772,497)

	258,520	2,495,836	259,461	2,486,743

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	105	1,010	—	—
Reinvestment of distributions	—	2	—	—
Shares redeemed	(1)	(10)	—	—

	104	1,002	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(18,525,756)	$(178,479,490)	97,891,444	$942,801,527

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund				Inflation Protected Securities Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2010		For the Fiscal Year Ended		September 30, 2010		For the Fiscal Year Ended
(Unaudited)		March 31, 2010		(Unaudited)		March 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,624,023	$71,850,357	13,110,920	$199,462,105	947,306	$10,573,610	6,242,927	$67,237,095
239,367	3,725,689	1,242,746	18,903,595	45,194	509,276	102,958	1,114,843
214,256	3,321,847	314,978	4,770,525	—	—	—	—
(6,888,598)	(106,703,211)	(18,787,648)	(285,880,618)	(1,796,317)	(20,151,099)	(3,067,050)	(33,080,741)

(1,810,952)	(27,805,318)	(4,119,004)	(62,744,393)	(803,817)	(9,068,213)	3,278,835	35,271,197

78,910	1,225,045	332,142	5,054,976	—	—	—	—
7,237	112,516	68,505	1,041,525	—	—	—	—
(214,256)	(3,321,847)	(314,978)	(4,770,525)	—	—	—	—
(236,136)	(3,660,245)	(1,178,746)	(17,932,018)	—	—	—	—

(364,245)	(5,644,531)	(1,093,077)	(16,606,042)	—	—	—	—

514,445	7,972,222	1,151,336	17,500,187	251,063	2,824,147	1,798,539	19,471,653
8,664	134,788	59,325	901,920	5,249	59,252	9,825	106,898
(513,551)	(7,950,013)	(1,399,365)	(21,253,194)	(393,443)	(4,425,457)	(452,254)	(4,904,923)

9,558	156,997	(188,704)	(2,851,087)	(137,131)	(1,542,058)	1,356,110	14,673,628

4,662,787	72,400,417	11,486,124	174,633,341	948,191	10,674,856	8,711,530	95,008,925
100,124	1,556,832	456,308	6,932,784	100,190	1,133,026	130,227	1,418,329
(6,555,381)	(101,853,183)	(11,419,506)	(173,974,644)	(479,486)	(5,397,407)	(1,012,373)	(10,912,515)

(1,792,470)	(27,895,934)	522,926	7,591,481	568,895	6,410,475	7,829,384	85,514,739

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

1,445,643	22,423,351	2,901,744	44,026,081	—	—	—	—
35,232	547,230	167,232	2,538,443	—	—	—	—
(1,048,715)	(16,183,629)	(2,416,446)	(36,626,573)	—	—	—	—

432,160	6,786,952	652,530	9,937,951	—	—	—	—

34,356	534,264	14,678	224,910	20	221	18,640	202,043
305	4,759	384	5,848	112	1,268	206	2,258
(2,750)	(42,744)	(24)	(357)	(4)	(42)	(8,397)	(91,118)

31,911	496,279	15,038	230,401	128	1,447	10,449	113,183

414,528	6,400,221	360,487	5,490,284	31,830	357,619	33,132	359,916
3,613	56,235	4,362	66,364	350	3,951	164	1,796
(131,876)	(2,041,259)	(31,064)	(472,518)	(10,357)	(118,513)	(1,187)	(12,917)

286,265	4,415,197	333,785	5,084,130	21,823	243,057	32,109	348,795

(3,207,773)	$(49,490,358)	(3,876,506)	$(59,357,559)	(350,102)	$(3,955,292)	12,506,887	$135,921,542

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	42,959,150	$447,347,720	143,161,885	$1,492,425,487
Reinvestment of distributions	331,089	3,452,973	3,317,607	34,455,884
Shares converted from Class B(a)	113,068	1,177,715	32,485	337,322
Shares redeemed	(65,397,114)	(681,391,884)	(91,650,563)	(955,026,905)

	(21,993,807)	(229,413,476)	54,861,414	572,191,788

Class B Shares
Shares sold	1	14	4,953	51,263
Reinvestment of distributions	42	427	10,290	106,429
Shares converted to Class A(a)	(113,504)	(1,177,715)	(32,606)	(337,322)
Shares redeemed	(68,398)	(711,605)	(166,886)	(1,729,747)

	(181,859)	(1,888,879)	(184,249)	(1,909,377)

Class C Shares
Shares sold	2,489,905	25,769,198	11,486,640	118,982,739
Reinvestment of distributions	556	5,758	256,321	2,641,555
Shares redeemed	(4,020,913)	(41,607,376)	(6,262,554)	(64,839,887)

	(1,530,452)	(15,832,420)	5,480,407	56,784,407

Institutional Shares
Shares sold	50,477,188	523,896,126	207,410,555	2,155,160,663
Reinvestment of distributions	632,836	6,577,263	4,079,905	42,251,223
Shares redeemed	(59,949,107)	(622,832,487)	(107,963,854)	(1,122,410,650)

	(8,839,083)	(92,359,098)	103,526,606	1,075,001,236

Service Shares
Shares sold	2,340,565	24,270,797	15,186,489	157,732,589
Reinvestment of distributions	31,853	330,598	405,291	4,186,708
Shares redeemed	(5,326,195)	(55,235,443)	(5,361,369)	(55,566,339)

	(2,953,777)	(30,634,048)	10,230,411	106,352,958

Class IR Shares
Shares sold	540,619	5,645,955	380,645	3,961,207
Reinvestment of distributions	1,656	17,283	3,365	34,931
Shares redeemed	(164,159)	(1,711,856)	(65,488)	(681,428)

	378,116	3,951,382	318,522	3,314,710

NET INCREASE (DECREASE)	(35,120,862)	$(366,176,539)	174,233,111	$1,811,735,722

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Six Months Ended
September 30, 2010		For the Fiscal Year Ended
(Unaudited)		March 31, 2010

Shares	Dollars	Shares	Dollars

10,172,616	$89,861,531	47,117,500	$416,783,086
67,301	594,028	336,826	2,978,496
—	—	—	—
(21,788,665)	(192,348,914)	(24,376,504)	(215,757,265)

(11,548,748)	(101,893,355)	23,077,822	204,004,317

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

12,613,262	111,452,543	72,246,719	639,733,722
109,255	965,249	304,136	2,692,152
(27,732,639)	(245,035,227)	(33,764,814)	(299,019,388)

(15,010,122)	(132,617,435)	38,786,041	343,406,486

57,088	507,443	162,443	1,445,321
221	1,959	3,580	31,797
(212,111)	(1,882,676)	(193,923)	(1,724,985)

(154,802)	(1,373,274)	(27,900)	(247,867)

3,571	31,599	61,284	542,144
165	1,457	299	2,640
(22,887)	(201,950)	(11,809)	(104,443)

(19,151)	(168,894)	49,774	440,341

(26,732,823)	$(236,052,958)	61,885,737	$547,603,277

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distribution
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$9.67	$0.04	$(0.03)	$0.01	$(0.04)
2010 - B	9.66	0.01	(0.04)	(0.03)	(0.01)
2010 - Institutional	9.66	0.06	(0.03)	0.03	(0.06)
2010 - Administration	9.69	0.05	(0.03)	0.02	(0.05)
2010 - IR (Commenced July 30, 2010)	9.62	0.02	—	0.02	(0.02)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Service	9.78	0.30	(0.12)	0.18	(0.29)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.64	0.13%	$334,243	0.63	%(c)	0.68	%(c)	0.91	%(c)	40%
9.62	(0.34)	1,165	1.38	(c)	1.43	(c)	0.17	(c)	40
9.63	0.30	700,272	0.29	(c)	0.34	(c)	1.25	(c)	40
9.66	0.18	5,302	0.54	(c)	0.59	(c)	1.00	(c)	40
9.62	0.21	1	0.38	(c)	0.43	(c)	1.20	(c)	40

9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(c)	0.76	(c)	3.90	(c)	8
9.65	0.91	3,501	1.33	(c)	1.51	(c)	3.16	(c)	8
9.66	1.47	228,300	0.24	(c)	0.42	(c)	4.26	(c)	8
9.68	1.36	266	0.49	(c)	0.67	(c)	4.29	(c)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(c)	1.54	(c)	3.87	(c)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

9.73	4.26	36,333	0.62		0.78		3.77		67
9.72	4.66	173,430	0.25		0.41		4.15		67
9.71	4.29	1,703	0.50		0.66		3.91		67

9.68	1.88	65,645	0.64		0.79		2.94		49
9.67	2.28	301,362	0.25		0.40		3.34		49
9.67	1.92	2,568	0.50		0.65		3.09		49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$15.18	$0.13	$0.59	$0.72	$(0.13)	$—	$(0.13)
2010 - B	15.18	0.07	0.59	0.66	(0.07)	—	(0.07)
2010 - C	15.18	0.07	0.60	0.67	(0.08)	—	(0.08)
2010 - Institutional	15.16	0.16	0.59	0.75	(0.16)	—	(0.16)
2010 - Service	15.15	0.12	0.58	0.70	(0.12)	—	(0.12)
2010 - IR	15.18	0.15	0.58	0.73	(0.15)	—	(0.15)
2010 - R	15.17	0.11	0.58	0.69	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (f)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (f)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (f)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (f)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (f)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Periods Ended
2010	2010		2009	2008	2007	2006
128%	280	%(e)	373%	119%	117%	690%

Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$15.77	4.78%	$504,754	0.92	%(d)	0.99	%(d)	1.70	%(d)	197%
15.77	4.39	24,833	1.67	(d)	1.74	(d)	0.95	(d)	197
15.77	4.39	40,924	1.67	(d)	1.74	(d)	0.95	(d)	197
15.75	4.90	235,596	0.58	(d)	0.65	(d)	2.04	(d)	197
15.73	4.64	110,919	1.08	(d)	1.15	(d)	1.53	(d)	197
15.76	4.91	751	0.67	(d)	0.74	(d)	1.95	(d)	197
15.75	4.59	9,813	1.17	(d)	1.24	(d)	1.44	(d)	197

15.18	4.48	513,457	0.92		1.00		2.74		366	(e)
15.18	3.70	29,438	1.67		1.75		2.02		366	(e)
15.18	3.68	39,255	1.67		1.75		1.99		366	(e)
15.16	4.84	253,997	0.58		0.66		3.06		366	(e)
15.15	4.32	100,242	1.08		1.16		2.56		366	(e)
15.18	4.67	239	0.67		0.75		2.68		366	(e)
15.17	4.22	5,106	1.17		1.25		2.21		366	(e)

15.14	5.00	574,520	0.92		0.98		3.84		386
15.14	4.22	45,916	1.67		1.73		3.10		386
15.14	4.19	42,004	1.67		1.73		3.07		386
15.12	5.37	245,475	0.58		0.64		4.21		386
15.11	4.85	90,132	1.08		1.14		3.66		386
15.14	5.19	11	0.67		0.73		4.06		386
15.14	4.85	43	1.17		1.23		3.55		386

15.07	3.63	512,301	0.90	(d)	0.99	(d)	4.20	(d)	161
15.07	3.31	50,078	1.65	(d)	1.74	(d)	3.46	(d)	161
15.07	3.37	30,010	1.65	(d)	1.74	(d)	3.44	(d)	161
15.05	3.79	300,342	0.56	(d)	0.65	(d)	4.56	(d)	161
15.04	3.57	59,449	1.06	(d)	1.15	(d)	4.03	(d)	161
15.08	1.85	10	0.66	(d)	0.78	(d)	4.24	(d)	161
15.08	1.65	10	1.16	(d)	1.28	(d)	3.86	(d)	161

14.79	5.13	434,917	0.94		1.02		4.11		141
14.79	4.34	49,393	1.69		1.77		3.44		141
14.78	4.35	22,078	1.69		1.77		3.37		141
14.77	5.45	323,764	0.58		0.66		4.49		141
14.76	5.00	45,154	1.08		1.16		3.99		141

14.64	4.40	432,762	0.95		1.04		3.77		766
14.64	3.62	18,713	1.70		1.79		3.03		766
14.63	3.63	16,931	1.70		1.79		3.04		766
14.63	4.86	146,784	0.58		0.67		4.18		766
14.61	4.27	23,461	1.08		1.17		3.67		766

14.57	0.80	729,958	0.97		1.07		2.83		256
14.57	0.04	24,882	1.72		1.83		2.08		256
14.56	0.11	18,692	1.72		1.83		2.08		256
14.55	1.26	60,747	0.58		0.69		3.20		256
14.54	0.69	16,198	1.08		1.18		2.74		256

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$10.89	$0.09	(b)	$0.65	$0.74	$(0.10)	$—	$—	$(0.10)
2010 - C	10.93	0.05	(b)	0.64	0.69	(0.05)	—	—	(0.05)
2010 - Institutional	10.93	0.11	(b)	0.65	0.76	(0.12)	—	—	(0.12)
2010 - IR	10.91	0.10	(b)	0.65	0.75	(0.11)	—	—	(0.11)
2010 - R	10.91	0.06	(b)	0.66	0.72	(0.08)	—	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	10.51	0.31	(b)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(b)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(b)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(b)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(b)	0.37	0.57	(0.19)	—	—	(0.19)

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31, 2008

2008 - A (Commenced August 31, 2007)	10.00	0.27	(b)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(b)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(b)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(b)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(b)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$11.53	6.78%	$78,871	0.67	%(c)	0.81	%(c)	1.62	%(c)	88%
11.57	6.37	21,662	1.42	(c)	1.56	(c)	0.86	(c)	88
11.57	6.94	148,408	0.33	(c)	0.47	(c)	1.92	(c)	88
11.55	6.91	133	0.42	(c)	0.56	(c)	1.84	(c)	88
11.55	6.64	635	0.92	(c)	1.06	(c)	1.13	(c)	88

10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,982	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(c)	4.22	(c)	4.37	(c)	1
11.11	12.02	3,031	1.42	(c)	4.97	(c)	4.61	(c)	1
11.11	12.62	11,765	0.32	(c)	3.87	(c)	3.95	(c)	1
11.09	5.98	11	0.42	(c)	4.68	(c)	4.80	(c)	1
11.09	5.81	11	0.92	(c)	5.18	(c)	4.31	(c)	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$10.37	$0.03		$0.09	$0.12	$(0.03)	$—	$(0.03)
2010 - B	10.33	—	(d)	0.09	0.09	— (d)	—	— (d)
2010 - C	10.30	—	(d)	0.09	0.09	— (d)	—	— (d)
2010 - Institutional	10.33	0.05		0.09	0.14	(0.05)	—	(0.05)
2010 - Service	10.32	0.02		0.09	0.11	(0.02)	—	(0.02)
2010 - IR	10.37	0.05		0.08	0.13	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	10.36	0.16		0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11		0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08		0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19		0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14		0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16		0.21	0.37	(0.19)	(0.17)	(0.36)

2009 - A	10.14	0.27		0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22		0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19		0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31		0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25		0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30		0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.79	0.17		0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15		0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14		0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18		0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16		0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15		0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37		0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32		0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30		0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41		0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36		0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33		0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26		0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26		0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37		0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32		0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24		(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19		(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17		(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29		(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23		(0.19)	0.04	(0.25)	—	(0.25)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Periods Ended
2010	2010		2009	2008	2007
58%	166	%(f)	307%	55%	96%

Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$10.46	1.16%	$1,286,389	0.83	%(e)	0.86	%(e)	0.62	%(e)	60%
10.42	0.89	1,936	1.38	(e)	1.61	(e)	0.08	(e)	60
10.39	0.88	165,107	1.39	(e)	1.61	(e)	0.05	(e)	60
10.42	1.33	1,845,855	0.49	(e)	0.52	(e)	0.96	(e)	60
10.41	1.08	161,561	0.99	(e)	1.02	(e)	0.46	(e)	60
10.46	1.29	7,351	0.58	(e)	0.61	(e)	0.87	(e)	60

10.37	3.38	1,503,139	0.84		0.88		1.53		175	(f)
10.33	2.78	3,797	1.44		1.63		1.05		175	(f)
10.30	2.53	179,424	1.59		1.63		0.80		175	(f)
10.33	3.64	1,921,023	0.50		0.54		1.84		175	(f)
10.32	3.23	190,628	1.00		1.04		1.31		175	(f)
10.37	3.64	3,366	0.59		0.63		1.54		175	(f)

10.36	5.90	933,942	0.86		0.91		2.63		308
10.32	5.29	5,698	1.46		1.66		2.01		308
10.30	5.25	122,944	1.61		1.66		1.84		308
10.33	6.28	850,831	0.52		0.57		3.11		308
10.31	5.76	85,020	1.02		1.07		2.43		308
10.36	6.16	62	0.61		0.66		2.99		308

10.14	5.23	393,830	0.88	(e)	0.94	(e)	4.11	(e)	61
10.10	4.88	7,975	1.48	(e)	1.69	(e)	3.52	(e)	61
10.07	4.83	40,967	1.63	(e)	1.69	(e)	3.36	(e)	61
10.11	5.29	761,654	0.53	(e)	0.59	(e)	4.44	(e)	61
10.09	5.08	8,429	1.03	(e)	1.09	(e)	3.96	(e)	61
10.14	3.67	10	0.63	(e)	0.69	(e)	4.30	(e)	61

9.79	5.25	303,073	0.90		0.97		3.85		102
9.76	4.65	9,263	1.50		1.71		3.26		102
9.73	4.51	29,944	1.65		1.72		3.10		102
9.77	5.77	630,240	0.54		0.61		4.23		102
9.75	5.14	8,141	1.04		1.10		3.68		102

9.67	3.84	323,915	0.91		0.99		3.35		100
9.64	3.24	14,433	1.51		1.74		2.73		100
9.61	3.09	41,691	1.66		1.74		2.59		100
9.64	4.13	468,033	0.54		0.62		3.72		100
9.63	3.72	12,177	1.04		1.12		3.22		100

9.65	0.50	327,365	0.93		0.99		2.50		98
9.62	(0.10)	23,602	1.54		1.74		1.95		98
9.59	(0.35)	57,078	1.69		1.74		1.80		98
9.63	0.89	517,492	0.54		0.60		2.87		98
9.61	0.39	13,009	1.04		1.10		2.38		98

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$8.86	$0.03	$(0.06)	$(0.03)	$(0.02)
2010 - Institutional	8.86	0.04	(0.04)	—	(0.04)
2010 - Service	8.90	0.02	(0.04)	(0.02)	(0.02)
2010 - IR	8.85	0.04	(0.05)	(0.01)	(0.03)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	8.77	0.10	0.16	0.26	(0.17	)(e)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(e)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(e)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(e)

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (g)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Periods Ended
2010	2010		2008	2007
30%	111	%(f)	10%	78%

The Fund did not have any mortgage dollar roll transactions for the fiscal year end March 31, 2009. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.

(e)	Includes a return of capital amounting to less than $0.005 per share.

(f)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$8.81	(0.30)%	$200,060	0.83	%(d)	0.84	%(d)	0.65	%(d)	30%
8.82	(0.01)	352,252	0.49	(d)	0.50	(d)	0.99	(d)	30
8.86	(0.26)	1,317	0.99	(d)	1.00	(d)	0.49	(d)	30
8.81	(0.06)	280	0.58	(d)	0.59	(d)	0.91	(d)	30

8.86	2.96	303,400	0.83		0.87		1.14		111	(f)
8.86	3.31	487,133	0.49		0.53		1.45		111	(f)
8.90	2.78	2,702	0.99		1.03		1.29		111	(f)
8.85	3.22	451	0.58		0.62		1.19		111	(f)

8.77	(0.26)	97,936	0.83		0.90		3.39		163
8.77	0.07	141,806	0.49		0.56		3.74		163
8.81	(0.42)	2,919	0.99		1.06		3.22		163
8.76	(0.13)	10	0.58		0.65		3.81		163

9.14	0.31	90,398	0.81	(d)	0.87	(d)	3.94	(d)	28
9.14	0.46	422,242	0.47	(d)	0.53	(d)	4.26	(d)	28
9.18	0.25	3,620	0.98	(d)	1.04	(d)	3.81	(d)	28
9.14	0.20	10	0.57	(d)	0.60	(d)	3.93	(d)	28

9.28	5.02	106,648	0.85		0.89		3.86		94
9.28	5.41	406,895	0.49		0.53		4.22		94
9.32	4.86	3,590	0.99		1.02		3.68		94

9.27	4.20	122,379	0.86		0.91		3.46		57
9.27	4.36	317,956	0.49		0.54		3.83		57
9.31	3.93	17,478	0.99		1.04		3.32		57

9.27	1.98	190,210	0.89		0.89		2.20		71
9.28	2.49	584,628	0.49		0.50		2.59		71
9.31	1.97	42,642	0.99		1.00		2.06		71

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses	Beginning			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Account	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended
Share Class	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*
Class A
Actual	$1,000.00	$1,001.30		$3.16	$1,000.00	$1,047.80		$4.72	$1,000.00	$1,067.80		$3.47	$1,000.00	$1,011.60		$4.19	$1,000.00	$997.00		$4.16
Hypothetical 5% return	1,000.00	1,021.91	+	3.19	1,000.00	1,020.46	+	4.66	1,000.00	1,021.71	+	3.40	1,000.00	1,020.91	+	4.20	1,000.00	1,020.91	+	4.20

Class B
Actual	1,000.00	996.60		6.91	1,000.00	1,043.90		8.56	N/A	N/A		N/A	1,000.00	1,008.90		6.95	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.15	+	6.98	1,000.00	1,016.70	+	8.44	N/A	N/A		N/A	1,000.00	1,018.15	+	6.98	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	1,043.90		8.56	1,000.00	1,063.70		7.35	1,000.00	1,008.80		7.00	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.70	+	8.44	1,000.00	1,017.95	+	7.18	1,000.00	1,018.10	+	7.03	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,003.00		1.46	1,000.00	1,049.00		2.98	1,000.00	1,069.40		1.71	1,000.00	1,013.30		2.47	1,000.00	999.90		2.46
Hypothetical 5% return	1,000.00	1,023.61	+	1.47	1,000.00	1,022.16	+	2.94	1,000.00	1,023.41	+	1.67	1,000.00	1,022.61	+	2.48	1,000.00	1,022.61	+	2.48

Administration
Actual	1,000.00	1,001.80		2.71	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.36	+	2.74	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,046.40		5.54	N/A	N/A		N/A	1,000.00	1,010.80		4.99	1,000.00	997.40		4.96
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.65	+	5.47	N/A	N/A		N/A	1,000.00	1,020.10	+	5.01	1,000.00	1,020.10	+	5.01

Class IR(a)
Actual	1,000.00	1,002.10		0.64	1,000.00	1,049.10		3.44	1,000.00	1,069.10		2.18	1,000.00	1,012.90		2.93	1,000.00	999.40		2.91
Hypothetical 5%	1,000.00	1,007.72	+	0.64	1,000.00	1,021.71	+	3.40	1,000.00	1,022.96	+	2.13	1,000.00	1,022.16	+	2.94	1,000.00	1,022.16	+	2.94

Class R
Actual	N/A	N/A		N/A	1,000.00	1,045.90		6.00	1,000.00	1,066.40		4.77	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.20	+	5.92	1,000.00	1,020.46	+	4.66	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR(a)	Class R

Enhanced Income	0.63%	1.38%	N/A	0.29%	0.54%	N/A	0.38%	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67	1.17%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.42	0.92
Short Duration Government	0.83	1.38	1.39	0.49	N/A	0.99	0.58	N/A
Ultra-Short Duration Government	0.83	N/A	N/A	0.49	N/A	0.99	0.58	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Enhanced Income, Goldman Sachs Government Income, Goldman Sachs Inflation Protected Securities, Goldman Sachs Short Duration Government and Goldman Sachs Ultra-Short Duration Government Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreements. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Enhanced Income and Inflation Protected Securities Funds) and reimburse certain expenses of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B Shares; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreements;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees believed that most of the Funds were providing investment performance within a competitive range for long-term investors and noted that each of the Funds, with the exception of Inflation Protected Securities Fund, outperformed its respective benchmark for the one-year period ended December 31, 2009. They also noted that Government Income, Inflation Protected Securities and Short Duration Government Funds ranked in the top half of their respective peer groups for the one-year period ended December 31, 2009. The Trustees recognized that the recent performance of the Funds was generally strong. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (two-year, in the case of Inflation Protected Securities Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Enhanced Income and Inflation Protected Securities Funds, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
Average Daily	Income	Income	Securities	Government	Government
Net Assets	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.25%	0.54%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.26	0.41	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the Enhanced Income and Inflation Protected Securities Funds) and other expenses (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Short Duration Government Fund, which had asset levels above the first breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke** John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
Joseph P. LoRusso** James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel *Resigned effective September 30, 2010 **Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright © 2010 Goldman, Sachs & Co. All rights reserved. 44095.MF.TMPL SDFISAR10/71.0K/10-10

ITEM 2.	CODE OF ETHICS.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.		INVESTMENTS.

	(a)	Schedules of Investments are included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

	(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 1, 2010